UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05445

Name of Registrant: Vanguard Fenway Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2011 – September 30, 2012

Item 1: Reports to Shareholders

Annual Report | September 30, 2012
Vanguard Equity Income Fund

> For the 12 months ended September 30, 2012, Vanguard Equity Income Fund returned about 29%, in line with the fund’s benchmark and well ahead of the average return of equity income funds.

> Much of the gain occurred in the first half of the period as optimism rose regarding economic growth in the United States and the European debt crisis seemed to stabilize somewhat.

> All ten of the fund’s industry sectors recorded returns of more than 17%; consumer discretionary was the standout performer.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	8
Fund Profile.	11
Performance Summary.	12
Financial Statements.	14
Your Fund’s After-Tax Returns.	27
About Your Fund’s Expenses.	28
Glossary.	30

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2012

Total
Returns
Vanguard Equity Income Fund
Investor Shares	29.00%
Admiral™ Shares	29.06
FTSE High Dividend Yield Index	28.89
Equity Income Funds Average	25.02
Equity Income Funds Average: Derived from data provided by Lipper Inc.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
September 30, 2011, Through September 30, 2012
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Equity Income Fund
Investor Shares	$19.40	$24.31	$0.665	$0.000
Admiral Shares	40.67	50.94	1.440	0.000

Chairman’s Letter

Dear Shareholder,

Over the past 12 months, stocks rebounded strongly from depressed levels. A large part of the gain occurred in the first six months as investors grew more optimistic about the economy. Returns were more modest in the second half of the year as concerns resurfaced about the pace of economic growth at home and the debt crisis in Europe.

The market’s rise was broad-based, with both growth and value stocks, including dividend-paying stocks, producing strong returns. For the fiscal year ended September 30, 2012, Vanguard Equity Income Fund returned 29.00% for Investor Shares and 29.06% for Admiral Shares. The fund’s performance was in line with the 28.89% return of its benchmark, the FTSE High Dividend Yield Index, and well ahead of the 25.02% average return of its equity income fund peers.

At the end of the period, the fund’s Investor Shares had a 30-day SEC yield of 2.91%, roughly 1 percentage point higher than the broad U.S. stock market’s yield.

If you own the fund’s shares in a taxable account, you may want to review the information about after-tax returns that appears later in this report.

Stocks notched a powerful rally, with help from central bankers
U.S. stocks surged 30% in the 12 months ended September 30, outpacing the gains of their international counterparts. The rally came amid moves by U.S. and European central bankers to quiet—at least temporarily—investors’ concerns about the U.S. economy and the finances of European governments and banks.

While U.S. stocks were the standouts, European and emerging markets stocks also posted double-digit results. The developed markets of the Pacific region were the weakest performers but still recorded a modest advance.

In July, the president of the European Central Bank declared that policymakers would do whatever was needed to preserve the euro common currency. That pronouncement was encouraging to investors, but Europe’s financial troubles are by no means resolved. Vanguard economists believe the most likely scenario is that the Eurozone will “muddle through” for several years, with occasional spikes in market volatility, as fiscal tightening continues in the face of weak economic growth.

Bonds produced solid returns; future results may be more muted
Bonds once again advanced; the broad U.S. taxable market returned about 5% for the 12 months. Among U.S. Treasuries,

Market Barometer

		Average Annual Total Returns
	Periods Ended September 30, 2012
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	30.06%	13.27%	1.22%
Russell 2000 Index (Small-caps)	31.91	12.99	2.21
Dow Jones U.S. Total Stock Market Index	30.00	13.29	1.53
MSCI All Country World Index ex USA (International)	14.48	3.17	-4.12

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	5.16%	6.19%	6.53%
Barclays Municipal Bond Index (Broad tax-exempt market)	8.32	5.99	6.06
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.08	0.63

CPI
Consumer Price Index	1.99%	2.33%	2.11%

long-term bonds were particularly strong as they benefited from the Federal Reserve’s bond-buying program.

As bond prices rose, the yield of the 10-year U.S. Treasury note fell to a record low in July, closing below 1.5%. (Bond yields and prices move in opposite directions.) By the end of the period, the yield had climbed, but it still remained low by historical standards.

Bondholders have enjoyed years of strong returns. But as Tim Buckley, our incoming chief investment officer, has noted, investors shouldn’t be surprised if future results are much more modest. As yields tumble, the scope for further declines—and price increases—diminishes.

The Federal Reserve announced on September 13 that it would continue to hold its target for short-term interest rates between 0% and 0.25% at least through mid-2015. The exceptionally low rates, in place since late 2008, have kept a tight lid on returns from money market funds and savings accounts.

Solid gains from some sectors and even stronger gains from others
Vanguard Equity Income Fund is managed by two advisors, Wellington Management Company and Vanguard’s Equity Investment Group, which use different but complementary bottom-up methods to identify and invest in stocks offering the prospect of above-average dividends. The stock choices and sector exposure resulting from this multimanager approach enabled

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Equity Income Fund	0.31%	0.22%	1.27%

The fund expense ratios shown are from the prospectus dated January 27, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2012, the fund’s expense ratios were 0.30% for Investor Shares and 0.21% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Peer group: Equity Income Funds.

the fund to return a bit more than its benchmark index during the fiscal year and about 4 percentage points more than its equity income fund peers.

All ten of the fund’s industry sectors produced returns above 17%, with consumer discretionary stocks leading the way. Relative to the index, the fund had an overweight exposure to this sector and specifically to stocks of home improvement retailers, which posted stellar returns as more homeowners took on repair and remodeling projects.

The materials sector was another cyclical group in which the fund outperformed the index. Here, too, stocks related to residential construction and remodeling did well. Chemical companies involved in activities relating to agriculture were another source of strength, as rising food prices and widespread droughts helped drive up demand for drought-resistant and higher-yielding crops.

Utilities, a defensive sector that traditionally generates substantial dividend income, was among the weaker performers as investors became more comfortable taking on riskier assets. While low interest rates helped

Total Returns
Ten Years Ended September 30, 2012
Average
Annual Return
Equity Income Fund Investor Shares	9.02%
Spliced Equity Income Index	9.69
Equity Income Funds Average	7.85
For a benchmark description, see the Glossary.
Equity Income Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

keep borrowing costs down in this capital-intensive sector, falling natural gas and power prices put pressure on profit margins.

The ride was sometimes rocky, but the long-term returns are solid
Despite two fiscal years of negative returns during the financial crisis, Vanguard Equity Income Fund posted average annual returns of 9.02% for Investor Shares and 9.14% for Admiral Shares over the ten years ended September 30, 2012. Although the fund fell a little shy of the 9.69% return posted by its benchmark index, it outpaced the broad U.S. stock market’s 8.77% return (as measured by the Dow Jones U.S. Total Stock Market Index).

Investment insight
Looking for income?
Watch fund costs
The aim of Vanguard Equity Income Fund is to provide investors with an above-average level of income as well as the potential for capital appreciation afforded by investing in stocks. The problem these days is that even an above-average level of income is not very high.

When yields are modest, it’s especially important to maximize your share of a fund’s investment income by keeping your costs low. For the current fiscal year, the Equity Income Fund’s Admiral Shares have an estimated expense ratio of 0.22%. Over the past 12 months, the Admiral Shares distributed investment income equal to 2.83% of their September 30 share price. If your fund had charged 1.27%, the average expense ratio for equity income funds, that trailing yield would have shriveled to 1.77%.

Investment income from Admiral Shares
of Vanguard Equity Income Fund

Notes: The trailing 12-month yield represents dividend distributions paid out over the past 12 months divided by the Admiral Shares’ net asset value at the end of the period.

Sources: Vanguard and Lipper Inc. Data are as of September 30, 2012.

The Equity Income Fund also outpaced the 7.85% average annual return of its peers, thanks to skillful stock selection by the fund’s managers, as well as the fund’s low costs.

The lessons of the financial crisis remain relevant four years later
In September, the end of your fund’s fiscal year, we marked the fourth anniversary of Lehman Brothers’ collapse, the start of the 2008–2009 financial crisis. When the Lehman news broke, I was speaking to institutional clients at an event in Washington, D.C., all of three weeks into my new role as Vanguard’s CEO.

In the ensuing months, I was struck both by how fortunate I was to work with a great team of Vanguard crew and by the remarkable steadiness demonstrated by our clients. Many clients experienced significant losses, but signs of panic were few. On balance, they remained committed to their long-term investment programs and managed to benefit from the financial markets’ subsequent recovery.

As the crisis recedes further in time, it’s important not to lose sight of the lessons that it illuminated about investing and sound financial practices generally. First among those lessons is that diversification does work. Diversification didn’t immunize investors from the market’s decline, but it certainly helped to insulate them from the worst of it.

Second, saving money and living within your means are critical. Investors are acting on this lesson as they pay off debt, which is a form of saving, and increase their savings rates from the dangerously low levels that prevailed before the crisis.

Third, having the courage to stick with a sound investment plan—as so many of our clients did—is important during volatile, uncertain times. Investors who resisted the urge to bail out of stocks in the depths of the crisis have largely been rewarded in the succeeding years.

I am very optimistic that, if investors embrace these lessons, they can give themselves a better chance of reaching their long-term goals. As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 12, 2012

Advisors’ Report

For the fiscal year ended September 30, the Equity Income Fund returned about 29%, reflecting the combined results of your fund’s two independent investment advisors. The use of two advisors provides exposure to distinct yet complementary investment approaches, enhancing the diversification of your fund. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of the fund’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how their portfolio positioning reflects this assessment. These comments were prepared on October 12, 2012.

Wellington Management Company, llp

Portfolio Manager:
W. Michael Reckmeyer, III, CFA,
Senior Vice President and Equity Portfolio Manager

While economic conditions around the world remained slow as the fiscal year drew to a close, equity markets moved steadily higher as investors reacted to central bank interventions. We expect global economic growth to continue, but at a slow rate and with varying degrees of recovery by region.

Vanguard Equity Income Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	62	5,791	A fundamental approach to seeking desirable stocks.
Company, LLP			Our selections typically offer above-average dividend
			yields, below-average valuations, and the potential for
			dividend increases in the future.
Vanguard Equity Investment	34	3,136	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings-quality of companies as compared with
			their peers.
Cash Investments	4	414	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

Many European economies are now in recession. The European Central Bank’s indications of willingness to provide unlimited liquidity seem to have reduced the risk of a severe outcome, but persistent structural constraints will limit the pace of a rebound.

China’s economy continues to slow and the risks of a hard landing remain. The Chinese have given preliminary signs that they stand ready to stimulate their economy, but we may not get clarity on policy initiatives until the first half of 2013.

The United States has performed better than many other economies, partly because its deleveraging process is more advanced and partly because of more aggressive policy actions. However, growth is still lackluster in the face of weak employment gains, uncertainties about government policies and the presidential election, and the potential impacts of the looming “fiscal cliff.” The Federal Reserve’s concerns prompted it to implement a third round of quantitative easing. We continue to forecast a slow economic recovery but acknowledge that risk factors remain elevated.

Significant purchases during the period included additional shares of financial services company JPMorgan and pharmaceutical company Johnson & Johnson and new positions in industrial company United Technologies and pharmaceutical company Roche. We eliminated our holding in Sherwin-Williams, which hit our target price, and in Republic Services and PG&E because of eroding fundamentals.

Vanguard Equity Investment Group

Portfolio Managers:
James P. Stetler, Principal

James D. Troyer, CFA, Principal

Michael R. Roach, CFA

For the fiscal year, Investor Shares of the Equity Income Fund returned 29.00%, and the FTSE High Dividend Yield Index benchmark gained 28.89%. The 12 months presented two very different halves. For the first six months, dividend-paying stocks rose sharply along with the rest of the market, gaining almost 22%. In the second half, they slowed dramatically, moving ahead but only by about 5%.

Dividend-oriented stocks, the focus of your investment in the fund, trailed the overall market by a little more than 1% for the year. Although all ten sector groups in the benchmark index generated positive returns, financial, consumer discretionary, and industrials companies performed best, and utility and technology firms lagged.

Equity markets have staged quite a rally since last fall, but investor concerns and economic uncertainty are still prominent. Internationally, the Eurozone crisis and slowing growth in China remain worrisome. Looking ahead, the United States faces a potential fiscal cliff scenario that could send us into recession if not resolved. Add to that a stagnant employment picture and election and corporate profit uncertainty, and it’s easy to see why investor appetite for riskier assets may be on hold for a while. Market volatility, although it has declined substantially, will likely continue as long as these issues persist.

Although overall portfolio performance is affected by the macroeconomic factors described above, our approach to investing focuses on stock fundamentals. Specifically, we evaluate these five components:

1. Valuation, which measures the price we pay for earnings and cash flows.

2. Growth, which considers the growth of earnings as a factor in how much we pay for them.

3. Management decisions, an assessment of the actions taken by company management that signal its informed opinions about the firm’s prospects and earnings outlook.

4. Market sentiment, which captures how investors reflect their opinions of a company through their activity in the market.

5. Quality, which measures balance-sheet strength and the sustainability of earnings.

We assess all stocks in the benchmark index by comparing companies from the same sector against one another using these five components.

For the period, our results were mixed. Our growth and valuation models were effective in identifying outperformers, but our management decisions and quality indicators were ineffective and detracted from returns.

Our stock selection results were positive in five sectors and negative in the other five. Company selections in the materials, consumer discretionary, and utilities sectors added most to relative returns. In materials, Eastman Chemical, PPG Industries, and LyondellBasell Industries stood out. In consumer discretionary, Foot Locker, Brinker International, and Polaris Industries were the largest contributors. DTE Energy, CMS Energy, and American Electric Power added most in utilities.

Selection results were most disappointing in industrials and financials, where Pitney Bowes and Boeing (industrials) and Travelers Companies and Invesco Limited (financials) did not perform as expected.

Although we cannot predict how the broader political or economic events will affect the markets, we are confident that stocks can bring worthwhile returns to long-term investors. With that in mind, we believe that equity exposure will continue to play an important role in a diversified investment plan.

We thank you for your investment and look forward to the new fiscal year.

Equity Income Fund

Fund Profile
As of September 30, 2012

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VEIPX	VEIRX
Expense Ratio[1]	0.31%	0.22%
30-Day SEC Yield	2.91%	3.00%

Portfolio Characteristics
		FTSE High	DJ
		Dividend	U.S. Total
		Yield	Market
	Fund	Index	Index
Number of Stocks	150	433	3,638
Median Market Cap	$73.3B	$93.2B	$35.6B
Price/Earnings Ratio	14.0x	15.1x	17.0x
Price/Book Ratio	2.2x	2.3x	2.2x
Return on Equity	19.2%	20.0%	18.0%
Earnings Growth Rate	4.5%	3.6%	10.4%
Dividend Yield	3.4%	3.3%	2.0%
Foreign Holdings	6.6%	0.0%	0.0%
Turnover Rate	26%	—	—
Short-Term Reserves	0.9%	—	—

Sector Diversification (% of equity exposure)
		FTSE High	DJ
		Dividend	U.S. Total
		Yield	Market
	Fund	Index	Index
Consumer Discretionary	7.2%	6.0%	12.0%
Consumer Staples	15.4	19.6	9.5
Energy	13.4	13.3	10.4
Financials	13.1	9.9	16.0
Health Care	13.2	12.7	11.9
Industrials	13.1	12.2	10.6
Information Technology	9.3	8.3	19.2
Materials	3.6	4.0	3.9
Telecommunication
Services	4.8	5.9	2.9
Utilities	6.9	8.1	3.6

Volatility Measures
	FTSE High	DJ
	Dividend	U.S. Total
	Yield	Market
	Index	Index
R-Squared	0.99	0.93
Beta	0.99	0.79

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Integrated Oil &
	Gas	4.4%
Chevron Corp.	Integrated Oil &
	Gas	4.1
Merck & Co. Inc.	Pharmaceuticals	3.4
Johnson & Johnson	Pharmaceuticals	3.2
Pfizer Inc.	Pharmaceuticals	3.2
AT&T Inc.	Integrated
	Telecommunication
	Services	3.1
General Electric Co.	Industrial
	Conglomerates	2.9
JPMorgan Chase & Co.	Diversified Financial
	Services	2.6
Philip Morris
International Inc.	Tobacco	2.5
Microsoft Corp.	Systems Software	2.4
Top Ten		31.8%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 27, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2012, the expense ratios were 0.30% for Investor Shares and 0.21% for Admiral Shares.

Equity Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2002, Through September 30, 2012
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended September 30, 2012
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Equity Income Fund Investor Shares	29.00%	2.33%	9.02%	$23,718
••••••••	Spliced Equity Income Index	28.89	1.75	9.69	25,213
– – – –	Equity Income Funds Average
		25.02	0.67	7.85	21,301
	Dow Jones U.S. Total Stock Market	30.00	1.53	8.77	23,184
For a benchmark description, see the Glossary.
Equity Income Funds Average: Derived from data provided by Lipper Inc.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Equity Income Fund Admiral Shares	29.06%	2.43%	9.14%	$119,856
Spliced Equity Income Index	28.89	1.75	9.69	126,066
Dow Jones U.S. Total Stock Market Index	30.00	1.53	8.77	115,920

See Financial Highlights for dividend and capital gains information.

Equity Income Fund

Fiscal-Year Total Returns (%): September 30, 2002, Through September 30, 2012

Equity Income Fund

Financial Statements

Statement of Net Assets
As of September 30, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (94.9%)[1]
Consumer Discretionary (6.6%)
Home Depot Inc.	2,456,080	148,274
Lowe’s Cos. Inc.	4,523,210	136,782
McDonald’s Corp.	738,615	67,768
Mattel Inc.	1,532,950	54,389
Thomson Reuters Corp.	1,798,500	51,905
Kohl’s Corp.	988,100	50,610
Darden Restaurants Inc.	338,400	18,866
Foot Locker Inc.	528,600	18,765
H&R Block Inc.	1,071,300	18,566
Brinker International Inc.	520,100	18,359
^ Regal Entertainment
Group Class A	1,033,600	14,543
Cooper Tire & Rubber Co.	359,100	6,888
Cinemark Holdings Inc.	181,600	4,073
Belo Corp. Class A	397,450	3,112
Time Warner Inc.	61,200	2,774
Bob Evans Farms Inc.	65,800	2,575
Garmin Ltd.	54,300	2,266
Gannett Co. Inc.	44,000	781
		621,296
Consumer Staples (14.9%)
Philip Morris
International Inc.	2,619,395	235,588
Kraft Foods Inc.	4,181,129	172,890
Procter & Gamble Co.	1,735,490	120,374
Kimberly-Clark Corp.	1,248,758	107,118
Wal-Mart Stores Inc.	1,421,392	104,899
Unilever NV	2,665,940	94,587
General Mills Inc.	2,364,400	94,221
PepsiCo Inc.	1,321,730	93,539
Altria Group Inc.	2,790,045	93,160
Sysco Corp.	2,419,160	75,647
Coca-Cola Co.	1,679,964	63,721
Imperial Tobacco
Group plc	755,531	27,990
Reynolds American Inc.	543,000	23,534

			Market
			Value
		Shares	($000)
	Campbell Soup Co.	565,100	19,677
	Universal Corp.	333,582	16,986
	British American
	Tobacco plc	326,166	16,760
	Herbalife Ltd.	253,800	12,030
	Walgreen Co.	252,400	9,197
	Colgate-Palmolive Co.	68,000	7,291
			1,389,209
Energy (12.7%)
	Exxon Mobil Corp.	4,531,530	414,408
	Chevron Corp.	3,256,610	379,591
	ConocoPhillips	2,073,090	118,539
	Royal Dutch Shell plc
	Class B	3,243,113	115,409
	Occidental Petroleum Corp.	961,800	82,773
	BP plc ADR	801,700	33,960
	Marathon Petroleum Corp.	369,900	20,193
	Valero Energy Corp.	557,100	17,649
			1,182,522
Exchange-Traded Fund (0.6%)
2	Vanguard Value ETF	963,400	56,571

Financials (12.2%)
	JPMorgan Chase & Co.	5,974,490	241,847
	Marsh & McLennan
	Cos. Inc.	4,966,520	168,514
	BlackRock Inc.	460,890	82,177
	PNC Financial Services
	Group Inc.	1,281,192	80,843
	Wells Fargo & Co.	2,315,680	79,960
	ACE Ltd.	1,044,730	78,982
	Chubb Corp.	907,680	69,238
	M&T Bank Corp.	686,800	65,356
	Swiss Re AG	642,850	41,363
	Travelers Cos. Inc.	396,800	27,086
	BB&T Corp.	782,000	25,931
	Allstate Corp.	641,500	25,410
	Aflac Inc.	489,400	23,433

Equity Income Fund

		Market
		Value
	Shares	($000)
Fifth Third Bancorp	1,485,000	23,032
Invesco Ltd.	833,300	20,824
Huntington Bancshares
Inc.	2,594,300	17,901
PartnerRe Ltd.	228,100	16,943
Protective Life Corp.	531,500	13,931
Validus Holdings Ltd.	406,900	13,798
SLM Corp.	552,100	8,679
American Express Co.	131,400	7,471
CVB Financial Corp.	333,100	3,977
Montpelier Re Holdings Ltd.	41,500	918
Chemical Financial Corp.	37,300	903
		1,138,517
Health Care (12.5%)
Merck & Co. Inc.	7,112,404	320,769
Johnson & Johnson	4,375,305	301,502
Pfizer Inc.	11,945,477	296,845
Abbott Laboratories	981,300	67,278
Roche Holding AG	342,939	64,146
Eli Lilly & Co.	888,749	42,136
AstraZeneca plc ADR	669,089	32,023
Baxter International Inc.	448,000	26,996
Bristol-Myers Squibb Co.	346,432	11,692
Medtronic Inc.	87,700	3,782
		1,167,169
Industrials (12.5%)
General Electric Co.	11,784,992	267,637
3M Co.	1,664,400	153,824
Eaton Corp.	2,162,660	102,207
United Parcel Service
Inc. Class B	1,335,600	95,589
Stanley Black &
Decker Inc.	1,166,790	88,968
United Technologies Corp.	1,073,100	84,013
Illinois Tool Works Inc.	1,367,350	81,316
Waste Management Inc.	1,498,989	48,087
Lockheed Martin Corp.	486,100	45,392
Boeing Co.	528,200	36,773
Honeywell International Inc.	549,762	32,848
Raytheon Co.	424,800	24,282
Tyco International Ltd.	419,580	23,606
Northrop Grumman Corp.	348,613	23,158
Schneider Electric SA	334,247	19,762
Pitney Bowes Inc.	846,900	11,704
Exelis Inc.	922,400	9,538
Caterpillar Inc.	87,200	7,503
^ RR Donnelley & Sons Co.	482,800	5,118
Hubbell Inc. Class B	57,100	4,610
Deluxe Corp.	62,700	1,916
Emerson Electric Co.	19,700	951
		1,168,802

		Market
		Value
	Shares	($000)
Information Technology (8.3%)
Microsoft Corp.	7,502,249	223,417
Intel Corp.	8,694,430	197,190
Analog Devices Inc.	2,874,380	112,647
Maxim Integrated
Products Inc.	2,308,886	61,462
Xilinx Inc.	1,555,300	51,963
Cisco Systems Inc.	2,528,500	48,269
Accenture plc Class A	535,400	37,494
Seagate Technology plc	664,700	20,606
KLA-Tencor Corp.	320,500	15,289
Computer Sciences Corp.	234,400	7,550
Molex Inc. Class A	76,100	1,653
Diebold Inc.	32,900	1,109
		778,649
Materials (3.4%)
EI du Pont de Nemours
& Co.	1,290,957	64,897
International Paper Co.	1,534,400	55,730
Dow Chemical Co.	1,883,300	54,540
Nucor Corp.	1,230,960	47,097
LyondellBasell Industries
NV Class A	475,100	24,544
PPG Industries Inc.	213,300	24,495
Eastman Chemical Co.	318,300	18,146
Huntsman Corp.	1,173,100	17,514
Commercial Metals Co.	289,800	3,825
PH Glatfelter Co.	130,700	2,328
Myers Industries Inc.	121,400	1,896
Freeport-McMoRan Copper
& Gold Inc.	28,400	1,124
		316,136
Telecommunication Services (4.6%)
AT&T Inc.	7,799,125	294,027
Verizon Communications
Inc.	1,705,698	77,729
Vodafone Group plc ADR	2,063,610	58,802
		430,558
Utilities (6.6%)
NextEra Energy Inc.	1,125,496	79,156
Xcel Energy Inc.	2,844,290	78,815
UGI Corp.	1,973,160	62,648
National Grid plc	5,237,475	57,774
American Electric Power
Co. Inc.	1,150,320	50,545
Northeast Utilities	1,284,810	49,118
PPL Corp.	1,245,160	36,172
Public Service Enterprise
Group Inc.	700,000	22,526
Entergy Corp.	293,500	20,339
DTE Energy Co.	337,600	20,236

Equity Income Fund

		Market
		Value
	Shares	($000)
Ameren Corp.	581,000	18,981
Pinnacle West Capital Corp.	343,700	18,147
NV Energy Inc.	968,700	17,446
PNM Resources Inc.	778,300	16,368
Vectren Corp.	570,900	16,328
Consolidated Edison Inc.	228,500	13,685
Dominion Resources Inc.	246,070	13,027
Portland General
Electric Co.	386,300	10,446
Duke Energy Corp.	74,700	4,841
Avista Corp.	179,900	4,631
Southern Co.	77,200	3,558
Southwest Gas Corp.	75,600	3,341
		618,128
Total Common Stocks
(Cost $7,271,647)		8,867,557
Temporary Cash Investments (4.8%)[1]
Money Market Fund (3.3%)
[3,4] Vanguard Market Liquidity
Fund, 0.163%	309,715,849	309,716

		Face	Market
		Amount	Value
		($000)	($000)
Repurchase Agreement (1.1%)
	Goldman Sachs & Co.
	0.190%, 10/1/12 (Dated
	9/28/12, Repurchase
	Value $101,502,000,
	collaterized by Federal
	National Mortgage
	Assn. 4.000%–6.000%,
	10/1/38–6/1/42 and
	Federal Home Loan
	Mortgage Corp.
	4.000%, 5/1/2026)	101,500	101,500

U.S. Government and Agency Obligations (0.4%)
[5,6]	Fannie Mae Discount Notes,
	0.135%, 10/31/12	100	100
[5,6]	Fannie Mae Discount Notes,
	0.135%, 12/12/12	8,000	7,998
[6,7]	Federal Home Loan Bank
	Discount Notes, 0.130%,
	10/19/12	400	400
[6,7]	Federal Home Loan Bank
	Discount Notes, 0.125%,
	11/2/12	4,000	3,999
[5,6]	Freddie Mac Discount Notes,
	0.160%, 10/16/12	500	500
[5,6]	Freddie Mac Discount Notes,
	0.130%, 11/6/12	1,000	1,000
[5,6]	Freddie Mac Discount Notes,
	0.135%, 12/17/12	700	700
6	United States Treasury Note/
	Bond, 4.000%, 11/15/12	1,300	1,306
6	United States Treasury Note/
	Bond, 0.625%, 12/31/12	20,200	20,222
			36,225
Total Temporary Cash Investments
(Cost $447,443)			447,441
Total Investments (99.7%)
(Cost $7,719,090)			9,314,998
Other Assets and Liabilities (0.3%)
Other Assets			56,107
Liabilities[4]			(30,109)
			25,998
Net Assets (100%)			9,340,996

Equity Income Fund

At September 30, 2012, net assets consisted of:

Amount
($000)
Paid-in Capital	8,041,119
Overdistributed Net Investment Income	(5,579)
Accumulated Net Realized Losses	(285,947)
Unrealized Appreciation (Depreciation)
Investment Securities	1,595,908
Futures Contracts	(4,492)
Foreign Currencies	(13)
Net Assets	9,340,996

Investor Shares—Net Assets
Applicable to 168,989,404 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,107,337
Net Asset Value Per Share—
Investor Shares	$24.31

Admiral Shares—Net Assets
Applicable to 102,732,839 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	5,233,659
Net Asset Value Per Share—
Admiral Shares	$50.94

• See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $6,404,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.8% and 0.9%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $6,785,000 of collateral received for securities on loan.
5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6 Securities with a value of $17,305,000 have been segregated as initial margin for open futures contracts.
7 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Statement of Operations

Year Ended
September 30, 2012
($000)
Investment Income
Income
Dividends[1,2]	250,305
Interest[2]	464
Security Lending	467
Total Income	251,236
Expenses
Investment Advisory Fees—Note B
Basic Fee	5,793
Performance Adjustment	362
The Vanguard Group—Note C
Management and Administrative—Investor Shares	7,113
Management and Administrative—Admiral Shares	4,089
Marketing and Distribution—Investor Shares	965
Marketing and Distribution—Admiral Shares	818
Custodian Fees	121
Auditing Fees	30
Shareholders’ Reports—Investor Shares	92
Shareholders’ Reports—Admiral Shares	16
Trustees’ Fees and Expenses	15
Total Expenses	19,414
Net Investment Income	231,822
Realized Net Gain (Loss)
Investment Securities Sold[2]	201,653
Futures Contracts	56,802
Foreign Currencies	106
Realized Net Gain (Loss)	258,561
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,287,807
Futures Contracts	1,832
Foreign Currencies	74
Change in Unrealized Appreciation (Depreciation)	1,289,713
Net Increase (Decrease) in Net Assets Resulting from Operations	1,780,096

1 Dividends are net of foreign withholding taxes of $1,152,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $1,470,000, $352,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	231,822	154,046
Realized Net Gain (Loss)	258,561	185,146
Change in Unrealized Appreciation (Depreciation)	1,289,713	(115,550)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,780,096	223,642
Distributions
Net Investment Income
Investor Shares	(110,412)	(80,499)
Admiral Shares	(122,429)	(73,911)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(232,841)	(154,410)
Capital Share Transactions
Investor Shares	496,124	128,197
Admiral Shares	1,848,221	934,379
Net Increase (Decrease) from Capital Share Transactions	2,344,345	1,062,576
Total Increase (Decrease)	3,891,600	1,131,808
Net Assets
Beginning of Period	5,449,396	4,317,588
End of Period[1]	9,340,996	5,449,396
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($5,579,000) and ($5,328,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$19.40	$18.83	$17.40	$20.02	$27.01
Investment Operations
Net Investment Income	.667	.596	.526	.585	.770
Net Realized and Unrealized Gain (Loss)
on Investments	4.908	.567	1.432	(2.506)	(5.617)
Total from Investment Operations	5.575	1.163	1.958	(1.921)	(4.847)
Distributions
Dividends from Net Investment Income	(.665)	(.593)	(.528)	(.587)	(.785)
Distributions from Realized Capital Gains	—	—	—	(.112)	(1.358)
Total Distributions	(.665)	(.593)	(.528)	(.699)	(2.143)
Net Asset Value, End of Period	$24.31	$19.40	$18.83	$17.40	$20.02

Total Return[1]	29.00%	6.00%	11.36%	-9.12%	-18.92%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,107	$2,835	$2,651	$2,423	$2,626
Ratio of Total Expenses to Average
Net Assets[2]	0.30%	0.31%	0.31%	0.36%	0.30%
Ratio of Net Investment Income to
Average Net Assets	3.00%	2.89%	2.88%	3.76%	3.30%
Portfolio Turnover Rate	26%	29%	45%	51%	55%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases of 0.00%, 0.01%, 0.01%, 0.02%, and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$40.67	$39.47	$36.46	$41.97	$56.62
Investment Operations
Net Investment Income	1.445	1.286	1.138	1.264	1.673
Net Realized and Unrealized Gain (Loss)
on Investments	10.265	1.194	3.013	(5.269)	(11.772)
Total from Investment Operations	11.710	2.480	4.151	(4.005)	(10.099)
Distributions
Dividends from Net Investment Income	(1.440)	(1.280)	(1.141)	(1.270)	(1.705)
Distributions from Realized Capital Gains	—	—	—	(.235)	(2.846)
Total Distributions	(1.440)	(1.280)	(1.141)	(1.505)	(4.551)
Net Asset Value, End of Period	$50.94	$40.67	$39.47	$36.46	$41.97

Total Return[1]	29.06%	6.10%	11.50%	-9.05%	-18.82%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,234	$2,614	$1,667	$1,475	$1,711
Ratio of Total Expenses to Average
Net Assets[2]	0.21%	0.22%	0.22%	0.24%	0.18%
Ratio of Net Investment Income to
Average Net Assets	3.09%	2.98%	2.97%	3.89%	3.42%
Portfolio Turnover Rate	26%	29%	45%	51%	55%

1 Total Returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases of 0.00%, 0.01%, 0.01%, 0.02%, and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Notes to Financial Statements

Vanguard Equity Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

Equity Income Fund

During the year ended September 30, 2012, the fund’s average investment in futures contracts represented 4% of net assets, based on quarterly average aggregate settlement values.

4. Repurchase Agreements: The fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the fund may sell or retain the collateral; however, such action may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company, LLP, is subject to quarterly adjustments based on performance for the preceding three years relative to the FTSE High Dividend Yield Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $506,000 for the year ended September 30, 2012.

For the year ended September 30, 2012, the aggregate investment advisory fee represented an effective annual basic rate of 0.08% of the fund’s average net assets, before an increase of $362,000 (0.00%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2012, the fund had contributed capital of $1,279,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.51% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

Equity Income Fund

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of September 30, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	8,524,353	343,204	—
Temporary Cash Investments	309,716	137,725	—
Futures Contracts—Liabilities[1]	(1,675)	—	—
Total	8,832,394	480,929	—
1 Represents variation margin on the last day of the reporting period.

E. At September 30, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	December 2012	839	300,823	(4,006)
E-mini S&P 500 Index	December 2012	831	59,591	(486)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended September 30, 2012, the fund realized net foreign currency gains of $106,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to overdistributed net investment income.

Equity Income Fund

For tax purposes, at September 30, 2012, the fund had $4,509,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $259,604,000 to offset taxable capital gains realized during the year ended September 30, 2012. At September 30, 2012, the fund had available capital losses totaling $290,391,000 to offset future net capital gains through September 30, 2018.

At September 30, 2012, the cost of investment securities for tax purposes was $7,719,157,000. Net unrealized appreciation of investment securities for tax purposes was $1,595,841,000, consisting of unrealized gains of $1,645,183,000 on securities that had risen in value since their purchase and $49,342,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended September 30, 2012, the fund purchased $4,121,392,000 of investment securities and sold $1,896,758,000 of investment securities, other than temporary cash investments.

H. Capital share transactions for each class of shares were:

			Year Ended September 30,
		2012		2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,782,119	78,809	858,008	41,420
Issued in Lieu of Cash Distributions	101,255	4,424	74,430	3,580
Redeemed	(1,387,250)	(60,380)	(804,241)	(39,640)
Net Increase (Decrease)—Investor Shares	496,124	22,853	128,197	5,360
Admiral Shares
Issued	2,304,711	48,050	1,278,314	29,946
Issued in Lieu of Cash Distributions	102,576	2,129	60,944	1,398
Redeemed	(559,066)	(11,723)	(404,879)	(9,292)
Net Increase (Decrease)—Admiral Shares	1,848,221	38,456	934,379	22,052

I. In preparing the financial statements as of September 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Fenway Funds and the Shareholders of Vanguard Equity Income Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Equity Income Fund (constituting a separate portfolio of Vanguard Fenway Funds, hereafter referred to as the “Fund”) at September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 9, 2012

Special 2012 tax information (unaudited) for Vanguard Equity Income Fund

This information for the fiscal year ended September 30, 2012, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $232,841,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 94.8% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2012. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Equity Income Fund Investor Shares
Periods Ended September 30, 2012
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	29.00%	2.33%	9.02%
Returns After Taxes on Distributions	28.44	1.64	8.08
Returns After Taxes on Distributions and Sale of Fund Shares	19.52	1.84	7.72

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Income Fund	3/31/2012	9/30/2012	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,046.30	$1.54
Admiral Shares	1,000.00	1,046.57	1.08
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.56	$1.52
Admiral Shares	1,000.00	1,024.02	1.07

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.30% for Investor Shares and 0.21% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Equity Income Index: Russell 1000 Value Index through July 31, 2007; FTSE High Dividend Yield Index thereafter.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U. S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Director of SKF AB
(chemicals); Director of Tyco International, Ltd.	(industrial machinery), Hillenbrand, Inc. (specialized
(diversified manufacturing and services), Hewlett-	consumer services), the Lumina Foundation for
Packard Co. (electronic computer manufacturing),

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Michael S. Miller
Industries, Inc. (forklift trucks/housewares/lignite);	Kathleen C. Gubanich	James M. Norris
Director of Goodrich Corporation (industrial products/	Paul A. Heller	Glenn W. Reed
aircraft systems and services) and the National	Martha G. King	George U. Sauter
Association of Manufacturers; Chairman of the Board	Chris D. McIsaac
of the Federal Reserve Bank of Cleveland and of
University Hospitals of Cleveland; Advisory Chairman	Chairman Emeritus and Senior Advisor
of the Board of The Cleveland Museum of Art.
John J. Brennan
Peter F. Volanakis	Chairman, 1996–2009
Born 1955. Trustee Since July 2009. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Founder
of SPX Corporation (multi-industry manufacturing);	John C. Bogle
Overseer of the Amos Tuck School of Business	Chairman and Chief Executive Officer, 1974–1996
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

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This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q650 112012

Annual Report | September 30, 2012
Vanguard Growth Equity Fund

> For the fiscal year ended September 30, 2012, Vanguard Growth Equity Fund returned 26.80%, as the U.S. stock market posted strong gains.

> The fund lagged its benchmark index and slightly trailed its peer group.

> IT holdings provided the most significant boost; consumer discretionary and health care stocks underperformed.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	8
Fund Profile.	12
Performance Summary.	13
Financial Statements.	15
Your Fund’s After-Tax Returns.	26
About Your Fund’s Expenses.	27
Glossary.	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2012

Total
Returns
Vanguard Growth Equity Fund	26.80%
Russell 1000 Growth Index	29.19
Large-Cap Growth Funds Average	27.21
Large-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
September 30, 2011, Through September 30, 2012
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Growth Equity Fund	$9.93	$12.53	$0.052	$0.000

1

Chairman’s Letter

Dear Shareholder,

Global stock markets began the fiscal year strongly, struggled through much of the spring, and then finished with four straight months of gains. Vanguard Growth Equity Fund returned 26.80% for the year ended September 30, 2012. The fund’s return for fiscal 2012 trailed that of its benchmark, the Russell 1000 Growth Index, by a bit more than 2 percentage points and slightly lagged the average return of large-cap growth funds.

The fund found superior performers among information technology and energy stocks compared to its benchmark, but these results were more than offset by subpar returns from its holdings in consumer discretionary and health care.

If you own shares of the fund in a taxable account, you may wish to review the section on the fund’s after-tax returns that appears later in this report.

Stocks notched a powerful rally, with help from central bankers
U.S. stocks surged 30% in the 12 months ended September 30, outpacing the gains of their international counterparts. The rally came amid moves by U.S. and European central bankers to quiet—at least temporarily—investors’ concerns about the U.S. economy and the finances of European governments and banks.

2

While U.S. stocks were the standouts, European and emerging markets stocks also posted double-digit results. The developed markets of the Pacific region were the weakest performers but still recorded a modest advance.

In July, the president of the European Central Bank declared that policymakers would do whatever was needed to preserve the euro common currency. That pronouncement was encouraging to investors, but Europe’s financial troubles are by no means resolved.

Vanguard economists believe the most likely scenario is that the Eurozone will “muddle through” for several years, with occasional spikes in market volatility, as fiscal tightening continues in the face of weak economic growth.

Bonds produced solid returns; future results may be more muted
Bonds once again advanced; the broad U.S. taxable market returned about 5% for the 12 months. Among U.S. Treasuries, long-term bonds were particularly strong as they benefited from the Federal Reserve’s bond-buying program.

As bond prices rose, the yield of the 10-year U.S. Treasury note fell to a record low in July, closing below 1.5%. (Bond yields and prices move in opposite directions.) By the end of the period, the yield had climbed, but it still remained low by historical standards.

Market Barometer

		Average Annual Total Returns
	Periods Ended September 30, 2012
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	30.06%	13.27%	1.22%
Russell 2000 Index (Small-caps)	31.91	12.99	2.21
Dow Jones U.S. Total Stock Market Index	30.00	13.29	1.53
MSCI All Country World Index ex USA (International)	14.48	3.17	-4.12

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	5.16%	6.19%	6.53%
Barclays Municipal Bond Index (Broad tax-exempt market)	8.32	5.99	6.06
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.08	0.63

CPI
Consumer Price Index	1.99%	2.33%	2.11%

3

Bondholders have enjoyed years of strong returns. But as Tim Buckley, our incoming chief investment officer, has noted, investors shouldn’t be surprised if future results are much more modest. As yields tumble, the scope for further declines—and price increases—diminishes.

The Federal Reserve announced on September 13 that it would continue to hold its target for short-term interest rates between 0% and 0.25% at least through mid-2015. The exceptionally low rates, in place since late 2008, kept a tight lid on returns from money market funds and savings accounts.

The fund enjoyed strong gains across eight sectors
The Growth Equity Fund’s 12-month return of 26.80% was the highest since fiscal 2003. The Fund’s two advisors, Baillie Gifford Overseas and Jennison Associates, invest mainly in mid- and large-capitalization stocks of U.S. companies that they believe both have the potential for strong earnings growth and are reasonably valued. Reflecting the market’s bullish sentiment, the fund’s holdings in most sectors posted gains of 20% or more.

The advisors continued to emphasize information technology stocks, which represented by far the largest industry

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Growth Equity Fund	0.52%	1.37%

The fund expense ratio shown is from the prospectus dated January 27, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2012, the fund’s expense ratio was 0.54%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Peer group: Large-Cap Growth Funds.

4

weighting in the portfolio. The advisors’ IT selections returned 37%, outpacing the sector’s performance in the fund’s benchmark and providing the biggest margin of relative outperformance. The fund’s energy stocks also did well.

The advisors’ positioning in the materials sector gave a leg up to the fund’s results in that sector compared to the benchmark; the fund held only two companies in the sector, and one of them, Monsanto, returned 54%.

Of course, results from active management can go the other way. The advisors’ selections in the consumer discretionary arena returned 23%—but in the index, consumer discretionary returned 30%.

Some of this underperformance was caused by the advisors’ omission of any positions in the cable and satellite TV subsector, which rose nearly 50%.

The fund was also hurt by subpar performance in health care and in financials. But returns for those sectors were 25% and 28%, respectively—far above long-term historical averages. These strong returns helped take some of the sting out of the underperformance.

For more on the strategy and outlook of the fund’s two advisory firms, Baillie Gifford Overseas and Jennison Associates, please see the Advisors’ Report following this letter.

Total Returns
Ten Years Ended September 30, 2012
Average
Annual Return
Growth Equity Fund	7.46%
Russell 1000 Growth Index	8.41
Large-Cap Growth Funds Average	6.80
Large-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

Navigating historic currents over the past ten years
Over the ten years ended September 30, Vanguard Growth Equity Fund has posted an average annual return of 7.46%. This figure is a bit lower than the benchmark index (+8.41%), but higher than the average result of its peer group (+6.80%). We should note that the decade included a period in which the U.S. stock market hit all-time highs, before a steep bear market and a global financial crisis crimped long-term returns.

The fund’s two advisory firms, which joined the fund about four years ago, use different but complementary approaches to identifying companies poised to grow profitably over the long term. We’re confident in the advisors’ ability to successfully navigate the uncertainties inherent in stock investing. Fortunately, the fund’s low costs give the advisors a head start in the pursuit of long-term performance.

The lessons of the financial crisis remain relevant four years later
In September, the end of your fund’s fiscal year, we marked the fourth anniversary of Lehman Brothers’ collapse, the start of the 2008–2009 financial crisis. When the Lehman news broke, I was speaking to institutional clients at an event in Washington, D.C., all of three weeks into my new role as Vanguard’s CEO.

In the ensuing months, I was struck both by how fortunate I was to work with a great team of Vanguard “crew” and by the remarkable steadiness demonstrated by our clients. Many clients experienced significant losses, but signs of panic were few. On balance, they remained committed to their long-term investment programs and managed to benefit from the financial markets’ subsequent recovery.

As the crisis recedes further in time, it’s important not to lose sight of the lessons that it illuminated about investing and sound financial practices generally. First among those lessons is that diversification does work. Diversification didn’t immunize investors from the market’s decline, but it certainly helped to insulate them from the worst of it.

Second, saving money and living within your means are critical. Investors are acting on this lesson as they pay off debt, which is a form of saving, and increase their savings rates from the dangerously low levels that prevailed before the crisis.

Third, having the courage to stick with a sound investment plan—as so many of our clients did—is important during volatile, uncertain times. Investors who resisted the urge to bail out of stocks at the depths of the crisis have largely been rewarded in the succeeding years.

6

I am very optimistic that, if investors embrace these lessons, they can give themselves a better chance of reaching their long-term goals.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 17, 2012

Advisors’ Report

For the fiscal year ended September 30, 2012, Vanguard Growth Equity Fund returned 26.80%. Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the period and of how their portfolio positioning reflects this assessment. These comments were prepared on October 17, 2012.

Jennison Associates LLC

Portfolio Manager:
Kathleen A. McCarragher, Managing Director

Equity markets were highly volatile in the 12 months ended September 30, 2012: up strongly in the first six months, down sharply in May, then back upward again beginning in June. The gyrations reflected swings in sentiment about European sovereign-debt issues and uncertainty about global growth. Stock prices rose and fell as sentiment veered between optimism and pessimism, with these mood swings often triggered by the release of short-term data. Economic growth in the United States proceeded at a subpar pace, with unemployment remaining high and the job market

Vanguard Growth Equity Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Jennison Associates LLC	49	365	Uses a research-driven, fundamental investment
			approach that relies on in-depth company knowledge
			gleaned through meetings with management,
			customers, and suppliers.
Baillie Gifford Overseas Ltd.	48	361	Uses a fundamental approach to identify quality growth
			companies. The firm considers the sustainability of
			earnings growth to be a critical factor in evaluating a
			company’s prospects. The firm looks for companies
			with attractive industry backgrounds, strong
			competitive positions within those industries,
			high-quality earnings, and a favorable attitude toward
			shareholders.
Cash Investments	3	21	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor also may maintain a modest cash
			position.

8

expanding slowly. Personal income and spending increased at generally lackluster rates, and business and housing indicators gave inconsistent signals. Many European economies contracted as austerity measures were implemented, while in China, a key engine of global economic expansion, growth slowed. Globally, raw materials, commodities, food, and energy prices were volatile and reflected shifts in economic expectations.

In consumer discretionary and health care, the fund’s returns lagged those of the benchmark. In the former sector, Amazon.com, Ralph Lauren, and Coach, which started the fiscal year having performed solidly on strong company-specific fundamentals, rose during the period but failed to keep up with the meaningful rebound in their respective economically sensitive specialty retail subsectors. We believe that Amazon’s accelerated business investment is positioning it for robust longer-term growth in the burgeoning mobile market as well as in its core retail business. Our long-term growth assumptions for Ralph Lauren are predicated on opportunities in Europe and Asia, in categories such as accessories and shoes, and in the online channel. We believe that the markets for Coach’s handbags and accessories will continue to grow at a solid pace.

In health care, biotechnology, including our holding Alexion Pharmaceuticals, benefited more than other subsectors when investor risk appetite revived.

Alexion reported strong sales of its key product, Soliris, which treats rare and potentially life-threatening genetic blood disorders. The company is pursuing opportunities in other autoimmune and inflammatory disease settings with high unmet medical needs. However, Shire and Bristol-Myers Squibb, which earlier had been rewarded for attractive business opportunities, lagged the biotech surge. We expect Shire’s strong product pipeline to continue to generate strong revenue growth. We eliminated our investment in Bristol-Myers Squibb.

Several consumer staples stocks, especially Whole Foods and Estée Lauder, contributed significantly to portfolio performance. Whole Foods reported strong sales and earnings, with solid operating margins and continued capital discipline. Estée Lauder’s revenue and earnings were fueled by successful product launches and increased market penetration, particularly in emerging markets.

Stock performance was also solid in information technology, where Apple, Google, and LinkedIn posted strong advances. Apple reported continued impressive sales of iPhones, iPads, and Mac personal computers. We believe Apple’s creativity and innovation in product development, design, and marketing will continue to drive share gains. We consider Google’s technological lead and dominant position in internet search a unique strength that has allowed the company to monetize

9

search traffic at a meaningfully higher rate than that attained by its competitors. LinkedIn’s global online professional network has altered the talent-recruiting market, and the company provides what we consider unique access to a large-scale database of active and passive job candidates.

The portfolio continues to hold stocks of companies that it believes have above-average growth prospects at reasonable valuations.

Baillie Gifford Overseas Ltd.

Portfolio Manager:
Mick Brewis, Partner and Head of North American Investment Team

The U.S. economy has made modest progress over the last year. The economic environment remains challenging both in the United States and overseas, but we believe that despite the sea of gloomy commentary there are good reasons to be positive. The equity market appears to be taking a similar view, with the S&P 500 Index generating a very healthy total return of some 30% for the 12 months ended September 30.

The housing market remains the key to the recovery because it is the foundation upon which so much else rests. It is central to job creation, and here we have seen further steady progress from the depths of the downturn. For example, homebuilder confidence and household formation, both leading indicators of wider economic activity, are now picking up sharply. Pent-up demand is high, with many 20-something Americans living in their parents’ homes; affordability is good; and the promise of sustained low interest rates can only reinforce this dynamic.

Thus far, of course, economic growth has not been sufficiently strong to make a meaningful improvement to payroll data. However, the Federal Reserve Board is directing its latest quantitative easing exercise at the mortgage market and at the same time explicitly linking policy to the employment market. Over time, we believe that monetary policy initiatives will continue to be helpful in terms of generating growth.

At the same time, we see positive developments in the two current international market demons. In Europe, the policy of the European Central Bank is ever more clearly directed at supporting the integrity of the euro and behind the headlines we are encouraged by signs of genuine structural reform. In China, growth may be slowing in the short term, but we believe this is much less significant than the long-term shift to a consumer-led economy.

Even within a low-growth environment there are attractive, stock-specific buying opportunities, and over the last year the portfolio has been shifting toward stocks geared to a domestic cyclical recovery. Such stocks can be found in a range of sectors, and new portfolio holdings

10

include: motorcycle manufacturer Harley-Davidson, an iconic brand that should prosper as consumer spending recovers; semiconductor designers Altera and Xilinx, both of which should benefit from the flexibility their products afford to customers; and online travel review company TripAdvisor, which as the market leader is well-placed to capitalize on growth in online travel advertising spending.

We do not believe that homebuilders themselves represent worthwhile purchases at the moment, but we have recently taken a position in Watsco, a distributor of heating, air conditioning, and refrigeration equipment. Although this company should benefit in the long term from higher environmental regulatory standards and the drive for energy efficiency, it is also clearly geared to benefit from any upturn in the housing market. Similarly, while continuing to avoid investment banks, we have added to U.S. Bancorp, a regional bank whose mortgage book is growing strongly.

We have held a positive view of both the domestic economy and the stock market for some time, based on the combination of strong corporate profitability, a revived banking sector, and supportive monetary policy, and we see no reason to change our view. As always, there are plenty of issues to be resolved, not the least of which is the looming “fiscal cliff” in the United States; however, with valuations at the current modest level, we think much of this uncertainty is already reflected in the market.

11

Growth Equity Fund

Fund Profile
As of September 30, 2012

Portfolio Characteristics
		Russell	DJ
		1000	U.S. Total
		Growth	Market
	Fund	Index	Index
Number of Stocks	84	567	3,638
Median Market Cap	$26.3B	$52.1B	$35.6B
Price/Earnings Ratio	20.7x	19.2x	17.0x
Price/Book Ratio	3.7x	4.4x	2.2x
Return on Equity	23.3%	24.6%	18.0%
Earnings Growth Rate	20.0%	18.3%	10.4%
Dividend Yield	0.9%	1.6%	2.0%
Foreign Holdings	6.9%	0.0%	0.0%
Turnover Rate	40%	—	—
Ticker Symbol	VGEQX	—	—
Expense Ratio[1]	0.52%	—	—
30-Day SEC Yield	0.45%	—	—
Short-Term Reserves	1.0%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		1000	U.S. Total
		Growth	Market
	Fund	Index	Index
Consumer Discretionary	18.6%	16.4%	12.0%
Consumer Staples	8.3	12.7	9.5
Energy	6.2	4.1	10.4
Financials	12.8	4.3	16.0
Health Care	13.6	11.8	11.9
Industrials	8.3	11.8	10.6
Information Technology	29.9	32.6	19.2
Materials	2.1	3.8	3.9
Telecommunication
Services	0.1	2.3	2.9
Utilities	0.1	0.2	3.6

Volatility Measures
		DJ
		U.S. Total
	Russell 1000	Market
	Growth Index	Index
R-Squared	0.97	0.95
Beta	0.99	0.97

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer Hardware	7.8%
eBay Inc.	Internet Software &
	Services	2.3
Progressive Corp.	Property & Casualty
	Insurance	2.0
F5 Networks Inc.	Communications
	Equipment	2.0
US Bancorp	Diversified Banks	1.9
Berkshire Hathaway Inc. Property & Casualty
Class B	Insurance	1.9
Whole Foods Market
Inc.	Food Retail	1.8
Google Inc. Class A	Internet Software &
	Services	1.8
Home Depot Inc.	Home Improvement
	Retail	1.7
TripAdvisor Inc.	Internet Retail	1.7
Top Ten		24.9%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 27, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2012, the expense ratio was 0.54%.

12

Growth Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2002, Through September 30, 2012
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended September 30, 2012
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Growth Equity Fund	26.80%	-0.40%	7.46%	$20,528
••••••••	Russell 1000 Growth Index	29.19	3.24	8.41	22,424
– – – –	Large-Cap Growth Funds Average	27.21	1.17	6.80	19,301
	Dow Jones U.S. Total Stock Market
	Index	30.00	1.53	8.77	23,184
Large-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

See Financial Highlights for dividend and capital gains information.

13

Growth Equity Fund

Fiscal-Year Total Returns (%): September 30, 2002, Through September 30, 2012

14

Growth Equity Fund

Financial Statements

Statement of Net Assets
As of September 30, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (96.8%)[1]
Consumer Discretionary (18.2%)
	Home Depot Inc.	209,940	12,674
*	TripAdvisor Inc.	382,487	12,595
*	Bed Bath & Beyond Inc.	197,409	12,437
*	Amazon.com Inc.	43,019	10,941
	Ralph Lauren Corp. Class A	60,319	9,122
	Coach Inc.	157,212	8,807
	Harley-Davidson Inc.	203,831	8,636
	NIKE Inc. Class B	85,305	8,096
*	O’Reilly Automotive Inc.	87,181	7,290
*	Michael Kors Holdings Ltd.	131,028	6,968
*	Inditex SA ADR	274,202	6,824
*	Lululemon Athletica Inc.	88,212	6,522
*	BorgWarner Inc.	82,991	5,736
	Yum! Brands Inc.	79,615	5,282
	Omnicom Group Inc.	74,907	3,862
	Prada SPA	482,416	3,584
*	CarMax Inc.	122,909	3,478
*,^	Tesla Motors Inc.	113,494	3,323
			136,177
Consumer Staples (8.0%)
	Whole Foods Market Inc.	137,108	13,355
	Brown-Forman Corp.
	Class B	188,505	12,300
	Colgate-Palmolive Co.	97,182	10,420
	Mead Johnson Nutrition Co.	113,810	8,340
	Costco Wholesale Corp.	77,256	7,735
	Estee Lauder Cos. Inc.
	Class A	121,976	7,510
			59,660
Energy (5.9%)
	Exxon Mobil Corp.	130,650	11,948
	Apache Corp.	120,014	10,378
	Noble Energy Inc.	57,208	5,304
*	Concho Resources Inc.	54,649	5,178
	National Oilwell Varco Inc.	49,649	3,977

			Market
			Value
		Shares	($000)
	EOG Resources Inc.	32,478	3,639
	Cenovus Energy Inc.	104,243	3,638
			44,062
Financials (12.4%)
	Progressive Corp.	729,184	15,123
	US Bancorp	415,755	14,260
*	Berkshire Hathaway Inc.
	Class B	157,126	13,859
	American Tower
	Corporation	142,650	10,184
	M&T Bank Corp.	90,998	8,659
	Goldman Sachs Group Inc.	73,090	8,309
	American Express Co.	121,432	6,905
	First Republic Bank	173,223	5,969
	Fairfax Financial
	Holdings Ltd.	14,720	5,686
*	Markel Corp.	7,870	3,608
			92,562
Health Care (13.2%)
*	Express Scripts Holding Co.	170,107	10,661
*	IDEXX Laboratories Inc.	99,109	9,846
	Allergan Inc.	97,388	8,919
	Novo Nordisk A/S ADR	50,144	7,913
*	Waters Corp.	87,664	7,305
	Shire plc ADR	82,182	7,290
*	Alexion
	Pharmaceuticals Inc.	63,629	7,279
	Agilent Technologies Inc.	184,146	7,080
*	Vertex Pharmaceuticals Inc.	123,188	6,892
*	Life Technologies Corp.	138,722	6,781
*	Biogen Idec Inc.	43,701	6,521
	Bristol-Myers Squibb Co.	139,844	4,720
*	Gilead Sciences Inc.	66,867	4,435
	Techne Corp.	42,084	3,028
			98,670

15

Growth Equity Fund

			Market
			Value
		Shares	($000)
Industrials (8.0%)
	United Parcel Service Inc.
	Class B	168,385	12,051
	Precision Castparts Corp.	55,316	9,035
	AMETEK Inc.	253,694	8,994
*	TransDigm Group Inc.	54,286	7,702
	Watsco Inc.	100,320	7,603
	Boeing Co.	93,050	6,478
	Danaher Corp.	99,728	5,500
	Rockwell Automation Inc.	33,649	2,340
			59,703
Information Technology (29.1%)
	Apple Inc.	87,478	58,370
*	eBay Inc.	354,134	17,144
*	F5 Networks Inc.	142,419	14,911
*	Google Inc. Class A	17,629	13,301
*	EMC Corp.	407,191	11,104
*	Teradata Corp.	136,587	10,300
*	VMware Inc. Class A	105,837	10,239
*	Red Hat Inc.	172,321	9,812
*	Baidu Inc. ADR	81,556	9,527
	International Business
	Machines Corp.	44,294	9,189
*	LinkedIn Corp. Class A	67,389	8,114
	Xilinx Inc.	227,620	7,605
	Linear Technology Corp.	218,647	6,964
*	Salesforce.com Inc.	44,604	6,810
	Analog Devices Inc.	168,650	6,609
	Altera Corp.	186,471	6,337
	QUALCOMM Inc.	77,063	4,816
	Avago Technologies Ltd.	109,583	3,821
*	Facebook Inc. Class A	99,246	2,149
			217,122
Materials (2.0%)
	Monsanto Co.	135,303	12,315
	Praxair Inc.	26,361	2,739
			15,054
Total Common Stocks
(Cost $577,152)			723,010

			Market
			Value
		Shares	($000)
Temporary Cash Investments (3.8%)[1]
	Money Market Fund (3.6%)
[2,3]	Vanguard Market
	Liquidity Fund,
	0.163%	26,735,052	26,735

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.2%)
[4,5]	Federal Home Loan
	Bank Discount Notes,
	0.140%, 11/28/12	200	200
5	United States
	Treasury Note/Bond,
	3.875%, 10/31/12	1,000	1,003
			1,203
Total Temporary Cash Investments
	(Cost $27,938)		27,938
	Total Investments (100.6%)
	(Cost $605,090)		750,948
Other Assets and Liabilities (-0.6%)
	Other Assets		1,077
	Liabilities[3]		(5,436)
			(4,359)
	Net Assets (100%)
Applicable to 59,577,979 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			746,589
	Net Asset Value Per Share		$12.53

16

Growth Equity Fund

At September 30, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	762,351
Undistributed Net Investment Income	882
Accumulated Net Realized Losses	(162,269)
Unrealized Appreciation (Depreciation)
Investment Securities	145,858
Futures Contracts	(233)
Net Assets	746,589

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $1,757,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.3% and 1.3%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $1,800,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $1,203,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

17

Growth Equity Fund

Statement of Operations

Year Ended
September 30, 2012
($000)
Investment Income
Income
Dividends[1]	7,147
Interest[2]	47
Security Lending	176
Total Income	7,370
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,653
Performance Adjustment	(142)
The Vanguard Group—Note C
Management and Administrative	2,093
Marketing and Distribution	150
Custodian Fees	26
Auditing Fees	26
Shareholders’ Reports	26
Trustees’ Fees and Expenses	2
Total Expenses	3,834
Expenses Paid Indirectly	(29)
Net Expenses	3,805
Net Investment Income	3,565
Realized Net Gain (Loss)
Investment Securities Sold	33,889
Futures Contracts	5,164
Foreign Currencies	(4)
Realized Net Gain (Loss)	39,049
Change in Unrealized Appreciation (Depreciation)
Investment Securities	111,943
Futures Contracts	477
Change in Unrealized Appreciation (Depreciation)	112,420
Net Increase (Decrease) in Net Assets Resulting from Operations	155,034
1 Dividends are net of foreign withholding taxes of $70,000.
2 Interest income from an affiliated company of the fund was $45,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Growth Equity Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	3,565	4,030
Realized Net Gain (Loss)	39,049	45,273
Change in Unrealized Appreciation (Depreciation)	112,420	(30,785)
Net Increase (Decrease) in Net Assets Resulting from Operations	155,034	18,518
Distributions
Net Investment Income	(3,035)	(4,557)
Realized Capital Gain	—	—
Total Distributions	(3,035)	(4,557)
Capital Share Transactions
Issued	184,615	131,034
Issued in Lieu of Cash Distributions	2,957	4,444
Redeemed	(172,298)	(167,605)
Net Increase (Decrease) from Capital Share Transactions	15,274	(32,127)
Total Increase (Decrease)	167,273	(18,166)
Net Assets
Beginning of Period	579,316	597,482
End of Period[1]	746,589	579,316
1 Net Assets—End of Period includes undistributed net investment income of $882,000 and $354,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Growth Equity Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$9.93	$9.77	$8.60	$9.46	$13.18
Investment Operations
Net Investment Income	.061	.067	.062	.085	.015
Net Realized and Unrealized Gain (Loss)
on Investments	2.591	.168	1.183	(.883)	(3.720)
Total from Investment Operations	2.652	.235	1.245	(.798)	(3.705)
Distributions
Dividends from Net Investment Income	(.052)	(.075)	(.075)	(.062)	(.015)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.052)	(.075)	(.075)	(.062)	(.015)
Net Asset Value, End of Period	$12.53	$9.93	$9.77	$8.60	$9.46

Total Return[1]	26.80%	2.35%	14.54%	-8.25%	-28.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$747	$579	$597	$594	$731
Ratio of Total Expenses to
Average Net Assets[2]	0.54%	0.52%	0.51%	0.51%	0.72%
Ratio of Net Investment Income to
Average Net Assets	0.51%	0.60%	0.66%	1.10%	0.18%
Portfolio Turnover Rate	40%	44%	48%	98%	222%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.05%), (0.06%), (0.09%), and 0.08%.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Growth Equity Fund

Notes to Financial Statements

Vanguard Growth Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

21

Growth Equity Fund

During the year ended September 30, 2012, the fund’s average investment in futures contracts represented 3% of net assets, based on quarterly average aggregate settlement values.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Baillie Gifford Overseas Ltd. and Jennison Associates LLC each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Baillie Gifford Overseas Ltd. is subject to quarterly adjustments based on performance for the preceding three years relative to the S&P 500 Index. The basic fee of Jennison Associates LLC is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 1000 Growth Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended September 30, 2012, the aggregate investment advisory fee represented an effective annual basic rate of 0.23% of the fund’s average net assets, before a decrease of $142,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2012, the fund had contributed capital of $105,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended September 30, 2012, these arrangements reduced the fund’s expenses by $29,000 (an annual rate of 0.00% of average net assets).

22

Growth Equity Fund

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of September 30, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	719,426	3,584	—
Temporary Cash Investments	26,735	1,203	—
Futures Contracts—Assets[1]	17	—	—
Futures Contracts—Liabilities[1]	(117)	—	—
Total	746,061	4,787	—
1 Represents variation margin on the last day of the reporting period.

F. At September 30, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	December 2012	48	17,210	(226)
E-mini S&P 500 Index	December 2012	20	1,434	(7)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

23

Growth Equity Fund

During the year ended September 30, 2012, the fund realized net foreign currency losses of $4,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at September 30, 2012, the fund had $2,678,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $39,529,000 to offset taxable capital gains realized during the year ended September 30, 2012. At September 30, 2012, the fund had available capital losses totaling $162,351,000 to offset future net capital gains of $34,293,000 through September 30, 2017, and $128,058,000 through September 30, 2018.

At September 30, 2012, the cost of investment securities for tax purposes was $605,090,000.

Net unrealized appreciation of investment securities for tax purposes was $145,858,000, consisting of unrealized gains of $158,701,000 on securities that had risen in value since their purchase and $12,843,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended September 30, 2012, the fund purchased $295,895,000 of investment securities and sold $265,569,000 of investment securities, other than temporary cash investments.

I. Capital shares issued and redeemed were:

	Year Ended September 30,
	2012	2011
	Shares	Shares
	(000)	(000)
Issued	15,606	11,983
Issued in Lieu of Cash Distributions	279	414
Redeemed	(14,632)	(15,205)
Net Increase (Decrease) in Shares Outstanding	1,253	(2,808)

J. In preparing the financial statements as of September 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

24

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Fenway Funds and the Shareholders of Vanguard Growth Equity Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Growth Equity Fund (constituting a separate portfolio of Vanguard Fenway Funds, hereafter referred to as the “Fund”) at September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and broker and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 12, 2012

Special 2012 tax information (unaudited) for Vanguard Growth Equity Fund

This information for the fiscal year ended September 30, 2012, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $3,035,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

25

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2012. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Growth Equity Fund
Periods Ended September 30, 2012
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	26.80%	-0.40%	7.46%
Returns After Taxes on Distributions	26.71	-0.50	7.39
Returns After Taxes on Distributions and Sale of Fund Shares	17.52	-0.36	6.58

26

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

27

Six Months Ended September 30, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Growth Equity Fund	3/31/2012	9/30/2012	Period
Based on Actual Fund Return	$1,000.00	$993.66	$2.70
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.36	2.74

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.54%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

28

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

29

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

30

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U. S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.

Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Director of SKF AB
(chemicals); Director of Tyco International, Ltd.	(industrial machinery), Hillenbrand, Inc. (specialized
(diversified manufacturing and services), Hewlett-	consumer services), the Lumina Foundation for
Packard Co. (electronic computer manufacturing),

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Michael S. Miller
Industries, Inc. (forklift trucks/housewares/lignite);	Kathleen C. Gubanich	James M. Norris
Director of Goodrich Corporation (industrial products/	Paul A. Heller	Glenn W. Reed
aircraft systems and services) and the National	Martha G. King	George U. Sauter
Association of Manufacturers; Chairman of the Board	Chris D. McIsaac
of the Federal Reserve Bank of Cleveland and of
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.	Chairman Emeritus and Senior Advisor

Peter F. Volanakis	John
Born 1955. Trustee Since July 2009. Principal	Chairman, 1996–2009
Occupation(s) During the Past Five Years: President	Chief Executive Officer and President, 1996–2008
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Founder
of SPX Corporation (multi-industry manufacturing);
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the	Chairman and Chief Executive Officer, 1974–1996
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q5440 112012

Annual Report | September 30, 2012
Vanguard PRIMECAP Core Fund

> For the fiscal year 2012, Vanguard PRIMECAP Core Fund returned about 23%, trailing the return of its benchmark index and the average return of peer funds.

> The fund’s returns in information technology, one of its largest sectors, were less than half those recorded by the benchmark’s information technology stocks.

> While the health care sector was a bright spot for the fund, it couldn’t offset the shortfalls in technology and other areas.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	12
Performance Summary.	13
Financial Statements.	15
Your Fund’s After-Tax Returns.	25
About Your Fund’s Expenses.	26
Glossary.	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2012
Total
Returns
Vanguard PRIMECAP Core Fund	22.55%
MSCI US Prime Market 750 Index	29.98
Multi-Cap Core Funds Average	25.24
Multi-Cap Core Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
September 30, 2011, Through September 30, 2012
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard PRIMECAP Core Fund	$12.37	$14.98	$0.163	$0.000

1

Chairman’s Letter

Dear Shareholder,

Global stock markets began the fiscal year strongly and––after weathering some springtime disruption––also finished on a high note with four straight months of gains. Although Vanguard PRIMECAP Core Fund’s performance was strong for the 12 months ended September 30, 2012, it trailed its comparative standards. The fund returned about 23% for the period, compared to about 30% for its benchmark, the MSCI US Prime 750 Index, and about 25% on average for peer multi-capitalization core funds.

The fund’s returns often diverge from those of its benchmark and peers because of the advisor’s willingness to establish outsized stakes in what it considers the market’s most promising long-term investment opportunities. In recent years, the advisor has found those opportunities in information technology and health care companies. Over the past 12 months, the fund’s tech stocks weighed on relative performance, while its health care stocks gave it a boost.

On a separate note, I want to inform you that Vanguard has eliminated the redemption fee for your fund, effective May 23. The fund’s trustees determined that the fee, one of several measures in place to discourage frequent trading and protect the interests of long-term investors, was no longer needed.

2

If you hold fund shares in a taxable account, you may wish to review the table of after-tax returns, based on the highest federal income tax bracket, that appears later in this report.

Stocks notched a powerful rally, with help from central bankers
U.S. stocks surged 30% in the 12 months ended September 30, outpacing the gains of their international counterparts. The rally came amid moves by U.S. and European central bankers to quiet—at least temporarily—investors’ concerns about the U.S. economy and the finances of European governments and banks.

While U.S. stocks were the standouts, European and emerging markets stocks also posted double-digit results. The developed markets of the Pacific region were the weakest performers but still recorded a modest advance.

In July, the president of the European Central Bank declared that policymakers would do whatever was needed to preserve the euro common currency. That pronouncement was encouraging to investors, but Europe’s financial troubles are by no means resolved.

Vanguard economists believe the most likely scenario is that the Eurozone will “muddle through” for several years, with occasional spikes in market volatility, as fiscal tightening continues in the face of weak economic growth.

Market Barometer

		Average Annual Total Returns
	Periods Ended September 30, 2012
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	30.06%	13.27%	1.22%
Russell 2000 Index (Small-caps)	31.91	12.99	2.21
Dow Jones U.S. Total Stock Market Index	30.00	13.29	1.53
MSCI All Country World Index ex USA (International)	14.48	3.17	-4.12

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	5.16%	6.19%	6.53%
Barclays Municipal Bond Index (Broad tax-exempt market)	8.32	5.99	6.06
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.08	0.63

CPI
Consumer Price Index	1.99%	2.33%	2.11%

3

Bonds produced solid returns; future results may be more muted
Bonds once again advanced; the broad U.S. taxable market returned about 5% for the 12 months. Among U.S. Treasuries, long-term bonds were particularly strong as they benefited from the Federal Reserve’s bond-buying program.

As bond prices rose, the yield of the 10-year U.S. Treasury note fell to a record low in July, closing below 1.5%. (Bond yields and prices move in opposite directions.) By the end of the period, the yield had climbed, but it still remained low by historical standards.

Bondholders have enjoyed years of strong returns. But as Tim Buckley, our incoming chief investment officer, has noted, investors shouldn’t be surprised if future results are much more modest. As yields tumble, the scope for further declines—and price increases—diminishes.

The Federal Reserve announced on September 13 that it would continue to hold its target for short-term interest rates between 0% and 0.25% at least through mid-2015. The exceptionally low rates, in place since late 2008, kept a tight lid on returns from money market funds and savings accounts.

The fund’s technology holdings hindered relative performance
The PRIMECAP Core Fund seeks to invest in companies with underappreciated long-term growth prospects. Since the fund’s inception in 2004, this contrarian

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
PRIMECAP Core Fund	0.51%	1.18%

The fund expense ratio shown is from the prospectus dated January 27, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2012, the fund’s expense ratio was 0.50%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Peer group: Multi-Cap Core Funds.

4

approach has been effective more often than not. However, a by-product of the fund’s willingness to ignore the market consensus in its search for superior investments can be occasional stretches when this distinctive approach holds back returns. Such was the case over the 2012 fiscal year.

The fund paid a price for its holdings in technology, where it lacked exposure to some of the sector’s brightest stars. PRIMECAP Core’s technology stocks climbed about 15%. Those in the benchmark returned more than 30%.

The fund hasn’t had meaningful exposure to certain companies that have best capitalized on high demand for smartphones and tablets. Instead, its tech holdings include a number of formerly high-flying companies that have fallen (temporarily, in the advisor’s judgment) from consumers’ and investors’ favor. The fund’s investments in home entertainment software firms suffered as consumers’ tastes and spending have shifted somewhat from gaming to mobile technology.

Industrial stocks were also a disappoint-ment for PRIMECAP Core. The fund’s airline and logistic companies––which are susceptible to swings both large and small––struggled over the period. Higher fuel prices and weaker global trade have cut into some companies’ profitability.

Total Returns
Inception Through September 30, 2012
Average
Annual Return
PRIMECAP Core Fund (Returns since inception: 12/9/2004)	6.57%
MSCI US Prime Market 750 Index	5.09
Multi-Cap Core Funds Average	3.80
Multi-Cap Core Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

Against these sore spots for the fund, health care stocks provided at least a partial salve. The fund’s allocation to health care was more than double that of its index counterpart and accounted for 8 percentage points of its return. Most of the strength came from the biotech-nology industry, where the fund’s stocks benefited from developing drug pipelines and their strong financial position.

For more on the advisor’s strategy and outlook, please see the Advisor’s Report following this letter.

In seeking strong long-term results, the fund takes the patient approach
PRIMECAP Management Company, the fund’s advisor, maintains an investment philosophy rooted in a conviction that deep fundamental research can uncover opportunities that will yield outsized rewards over the next three to five years.

Since PRIMECAP Core’s inception on December 9, 2004, the fund has recorded an average annual return of 6.57%, more than 1 percentage point ahead of its market benchmark, the MSCI US Prime 750 Index, and more than 2 percentage points ahead of the average return of peer funds. An initial investment of $10,000 in the PRIMECAP Core Fund would have grown to $16,431, about $1,700 more than it would have earned had it been compounded at the benchmark’s return.

Of course, eight years is a relatively brief period for evaluating the fund’s long-term investment strategy. But we are confident that PRIMECAP Management’s deep expertise and quality of research will continue to work in investors’ favor.

Vanguard’s customary low costs helped the advisor’s cause and allowed shareholders to keep more of the fund’s returns.

The lessons of the financial crisis remain relevant four years later
In September, the end of your fund’s fiscal year, we marked the fourth anniversary of Lehman Brothers’ collapse, the start of the 2008–2009 financial crisis. When the Lehman news broke, I was speaking to institutional clients at an event in Washington, D.C., all of three weeks into my new role as Vanguard’s CEO.

In the ensuing months, I was struck both by how fortunate I was to work with a great team of Vanguard “crew” and by the remarkable steadiness demonstrated by our clients. Many clients experienced significant losses, but signs of panic were few. On balance, they remained committed to their long-term investment programs and managed to benefit from the financial markets’ subsequent recovery.

As the crisis recedes further in time, it’s important not to lose sight of the lessons that it illuminated about investing and

6

sound financial practices generally. First among those lessons is that diversification does work. Diversification didn’t immunize investors from the market’s decline, but it certainly helped to insulate them from the worst of it.

Second, saving money and living within your means are critical. Investors are acting on this lesson as they pay off debt, which is a form of saving, and increase their savings rates from the dangerously low levels that prevailed before the crisis.

Third, having the courage to stick with a sound investment plan—as so many of our clients did—is important during volatile, uncertain times. Investors who resisted the urge to bail out of stocks at the depths of the crisis have largely been rewarded in the succeeding years.

I am very optimistic that, if investors embrace these lessons, they can give themselves a better chance of reaching their long-term goals. As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 11, 2012

7

Advisor’s Report

For the fiscal year ended September 30, 2012, Vanguard PRIMECAP Core Fund returned 22.55%, trailing both the 29.98% return of its benchmark, the unmanaged MSCI US Prime Market 750 Index, and the 25.24% average return of multi-capitalization core fund competitors.

The investment environment
The stock market showed strong gains over the past 12 months despite a more challenging global economic outlook.

Growth in U.S. gross domestic product (GDP) for the second quarter of 2012 was just 1.3%, suggesting a slowdown in the midst of an already tepid recovery. Consumer spending trends have been mixed, with signs of acceleration followed by periods of sluggishness as households struggle in the face of high unemployment, little growth in personal income, and a difficult housing market.

Despite news that the unemployment rate dropped below 8% in September for the first time since January 2009, job growth remains weak. The official unemployment rate likely understates the difficult job environment, since it does not reflect workers who are no longer seeking employment or those who are underemployed. Outside the United States, economic and geopolitical developments were largely negative. The sovereign-debt crisis continued to weigh on European economies, China showed signs of slowing economic growth, and tensions flared in the Middle East.

Management of the fund
Despite the subpar results of the past fiscal year, our investment approach remains consistent. We rely on fundamental research to identify companies whose revenues and earnings will, in our opinion, grow more rapidly over a three-to-five-year time frame than current valuations might suggest. We seek to capitalize on situations in which the fundamental value of a company significantly exceeds its current market value.

This investment strategy has led us to build and maintain significant investments in information technology and health care companies that we believe offer the potential for higher returns than the overall market will produce. These two sectors make up more than 50% of the fund’s holdings (versus slightly more than 30% for the MSCI US Prime Market 750 Index). Eight of the ten largest holdings in the fund are health care or information technology stocks.

Technology
Poor stock selection in the information technology sector hurt the fund’s relative returns for the past 12 months. The IT stocks in the MSCI US Prime Market 750 Index returned 31.1% for the fiscal year. In comparison, the fund’s holdings in the sector returned only 15.0%. A major reason for this gap was the fund’s minimal position in Apple (+76%), which in August attained the highest market capitalization of any company in history. Notable detractors within the portfolio were

8

Research in Motion (–63%) and Electronic Arts (–38%). Several of the fund’s largest IT holdings, including Texas Instruments (+6%), SanDisk (+8%), and Flextronics (+7%), had lower returns than the MSCI US Prime Market 750 Index; however, our holdings in ASML Holding (+57%) and Google (+47%) partially offset them.

Despite the disappointing results over the past 12 months, we remain enthusiastic about the fund’s information technology holdings for several reasons. Many of these companies are trading at attractive valuations, with good growth prospects and large cash balances. The adoption of mobile computing devices, such as smartphones and tablet computers, and the continued expansion of the internet through social networking and e-commerce applications are helping to drive growth in demand for semiconductors, computer hardware, software, storage, and technology-driven services such as consulting and data analytics. Some of the largest holdings in the portfolio, including Google, Qualcomm, Texas Instruments, Oracle, and Microsoft, are well-positioned to capitalize on these trends.

Health care
The fund’s health care stocks contributed favorably to its results. Two of our largest holdings, Biogen Idec (+60%) and Amgen (+56%), were among the biggest gainers. Biogen Idec reported favorable results from studies of its new oral drug to treat multiple sclerosis, while Amgen’s stock price increased following the company’s announcement in November 2011 of a share repurchase program that included a $5 billion Dutch tender offer.

We continue to believe that large pharmaceutical, biotechnology, and medical device companies will experience growth in revenues and earnings from new products, an aging global population, and growing demand in emerging markets.

In the wake of considerable political and regulatory challenges as well as an unusually high number of patent expirations, we are encouraged by an increase in new drug approvals by the U.S. Food and Drug Administration in the past two years. For the longer term, we believe that the aging of populations in the United States, Europe, and Japan, along with rising standards of living in developing markets such as China and India, should lead to greater demand for health care products.

The health care industry spends tens of billions of dollars annually on research and development, which we believe will lead to the discovery of more effective treatments for many diseases, such as cancer, diabetes, and Alzheimer’s. For example, because of the rapid decline in the cost of sequencing human genomes, it is expected that millions of individuals globally will have their genome sequenced in the near future. Further, cancer cell genomes are being sequenced to gain an understanding of the specific mutations responsible for their proliferation.

9

The availability of this increasingly rich and broad set of genetic information is helping researchers better understand how patients with certain genetic traits develop diseases and respond to pathogens, chemicals, and drugs. That growing knowledge base is enabling the development of new, highly effective targeted drug therapies and associated diagnostic tests, bringing the possibility of personalized medicine closer to reality.

Other sectors
Poor stock selection in the industrial and consumer discretionary sectors hurt the fund’s relative returns; Expeditors International (–10%), Southwest Airlines (+9%), and C.H. Robinson (–13%) were among the biggest detractors in the industrials sector. AMR (–87%), which filed for bankruptcy last fall, was another detractor. In the consumer discretionary sector, Amazon.com (+18%), Sony (–38%), and Bed Bath & Beyond (+10%) all lagged the MSCI US Prime Market 750 Index. The fund’s minimal exposure to the financial sector, combined with poor stock selection within the sector, also hurt returns. On the other hand, the fund benefited from having below-benchmark exposure to consumer staples and utilities, the two sectors with the lowest returns in the MSCI US Prime Market 750 Index over the past 12 months.

Outlook
As we enter fiscal year 2013, we are more tempered in our optimism for U.S. equities than we were a year ago. Valuations generally seem attractive relative to historical standards, especially given the low interest rate environment. Although the S&P 500 Index, which is generally representative of the overall stock market, is considerably higher than it was a year ago, equities remain attractive compared with most other asset classes. As we write, the average dividend of the S&P 500 is almost 2%, which is still above the current yield on the 10-year U.S. Treasury bond.

In the sectors where the fund has the greatest weightings, we find current valuations compelling. We believe that investors may be underestimating the growth potential of many companies.

Although we expect the economic growth rate in the United States to be modest in the near future, we believe that, because of globalization and innovation, many U.S. companies can grow revenues and earnings at a faster rate than the GDP will grow. U.S. corporations generate an increasing portion of their revenues and earnings from abroad; last year, 46% of the revenues for S&P 500 companies came from outside the United States.

Prospects for international growth are particularly attractive for companies in the information technology, health care, and industrials sectors.

10

We also believe that innovation by U.S. companies, particularly those in the information technology and health care sectors, should result in revenue and earnings growth opportunities that are not reflected in current expectations. These two sectors represent areas where we believe the United States has a strong competitive advantage relative to the rest of the world. We expect that the substantial investment in research and development will lead to new products and services that improve productivity for businesses and quality of life for consumers.

Furthermore, the stock market may be undervaluing the cash on the balance sheets of many companies. As U.S. corporations have recovered from the recession, many have improved their balance sheets by paying down debt and growing their cash balances, which represent an underutilized asset in the current low interest rate environment. That asset could be a source of higher returns in the future. Companies with strong cash flows have seen considerable appreciation in their stock price as they returned cash to shareholders by raising dividends or by buying back shares.

In closing, we note that the fund’s returns have generally lagged those of the MSCI US Prime Market 750 index for the past two years. We are certainly disappointed with these results, but we accept that our low-turnover approach will not produce returns that exceed the index every year. Our disciplined strategy of continuing to add to high-conviction, out-of-favor positions as they decline ensures that if our view of the fundamentals ultimately proves correct, the fund will hold larger positions on the way up than it did on the way down. In our view, this approach is instrumental to delivering superior relative returns over the long run.

PRIMECAP Management Company
October 12, 2012

11

PRIMECAP Core Fund

Fund Profile
As of September 30, 2012

Portfolio Characteristics
		MSCI US	DJ
		Prime	U.S. Total
		Market	Market
	Fund	750 Index	Index
Number of Stocks	139	744	3,638
Median Market Cap	$44.7B	$50.2B	$35.6B
Price/Earnings Ratio	17.2x	16.4x	17.0x
Price/Book Ratio	2.9x	2.3x	2.2x
Return on Equity	22.0%	18.8%	18.0%
Earnings Growth Rate	11.7%	10.8%	10.4%
Dividend Yield	1.9%	2.1%	2.0%
Foreign Holdings	14.5%	0.0%	0.0%
Turnover Rate	10%	—	—
Ticker Symbol	VPCCX	—	—
Expense Ratio[1]	0.51%	—	—
30-Day SEC Yield	1.39%	—	—
Short-Term Reserves	1.9%	—	—

Sector Diversification (% of equity exposure)
		MSCI US	DJ
		Prime	U.S. Total
		Market	Market
	Fund	750 Index	Index
Consumer Discretionary	11.0%	12.0%	12.0%
Consumer Staples	1.8	10.4	9.5
Energy	4.4	11.0	10.4
Financials	7.4	14.8	16.0
Health Care	30.3	11.7	11.9
Industrials	14.3	10.0	10.6
Information Technology	25.4	19.8	19.2
Materials	4.5	3.7	3.9
Telecommunication
Services	0.1	3.1	2.9
Utilities	0.8	3.5	3.6

Volatility Measures
		DJ
	MSCI US	U.S. Total
	Prime Market	Market
	750 Index	Index
R-Squared	0.98	0.98
Beta	1.00	0.98

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Amgen Inc.	Biotechnology	6.5%
Roche Holding AG	Pharmaceuticals	4.4
Eli Lilly & Co.	Pharmaceuticals	3.5
Google Inc. Class A	Internet Software &
	Services	3.4
Marsh & McLennan Cos.
Inc.	Insurance Brokers	3.1
Biogen Idec Inc.	Biotechnology	3.0
Novartis AG	Pharmaceuticals	3.0
Medtronic Inc.	Health Care
	Equipment	2.6
Johnson & Johnson	Pharmaceuticals	2.5
Boeing Co.	Aerospace &
	Defense	2.2
Top Ten		34.2%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 27, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2012, the expense ratio was 0.50%.

12

PRIMECAP Core Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 9, 2004, Through September 30, 2012
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended September 30, 2012
				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(12/9/2004)	Investment
	PRIMECAP Core Fund	22.55%	2.74%	6.57%	$16,431
••••••••	MSCI US Prime Market 750 Index	29.98	1.34	5.09	14,732
– – – –	Multi-Cap Core Funds Average
		25.24	-0.23	3.80	13,377
	Dow Jones U.S. Total Stock Market	30.00	1.53	5.21	14,863
Multi-Cap Core Funds Average: Derived from data provided by Lipper Inc.
"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

13

PRIMECAP Core Fund

Fiscal-Year Total Returns (%): December 9, 2004, Through September 30, 2012

14

PRIMECAP Core Fund

Financial Statements

Statement of Net Assets
As of September 30, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (98.6%)
Consumer Discretionary (10.8%)
	TJX Cos. Inc.	1,450,000	64,946
*	DIRECTV	1,095,788	57,485
	Walt Disney Co.	1,090,300	57,001
*	CarMax Inc.	1,917,600	54,268
	Limited Brands Inc.	1,071,200	52,767
*	Bed Bath & Beyond Inc.	831,491	52,384
	Carnival Corp.	1,014,400	36,965
	Mattel Inc.	1,000,000	35,480
	Whirlpool Corp.	330,000	27,360
*	Amazon.com Inc.	79,700	20,269
	Sony Corp. ADR	1,208,200	14,136
	Lowe’s Cos. Inc.	275,000	8,316
	VF Corp.	51,270	8,170
	Macy’s Inc.	162,300	6,106
	Time Warner Cable Inc.	53,500	5,086
	Nordstrom Inc.	60,000	3,311
	Ross Stores Inc.	40,350	2,607
	Royal Caribbean
	Cruises Ltd.	77,000	2,326
	Hasbro Inc.	14,100	538
			509,521
Consumer Staples (1.8%)
	Kellogg Co.	863,000	44,583
	PepsiCo Inc.	430,000	30,431
	Costco Wholesale Corp.	100,000	10,012
	CVS Caremark Corp.	21,000	1,017
			86,043
Energy (4.3%)
	Schlumberger Ltd.	617,300	44,649
	EOG Resources Inc.	262,900	29,458
	National Oilwell Varco Inc.	250,000	20,028
	Encana Corp.	909,600	19,938
	Noble Energy Inc.	200,000	18,542
	Petroleo Brasileiro SA ADR
	Type A	661,400	14,597
*	Cameron
	International Corp.	215,550	12,086

			Market
			Value
		Shares	($000)
	Cenovus Energy Inc.	303,624	10,581
	Hess Corp.	150,000	8,058
	Cabot Oil & Gas Corp.	152,900	6,865
*	McDermott
	International Inc.	500,000	6,110
*	Southwestern Energy Co.	150,000	5,217
	Transocean Ltd.	67,000	3,008
	ExxonMobil Corp.	24,000	2,195
	Noble Corp.	20,000	716
	Petroleo Brasileiro SA ADR	30,000	688
			202,736
Financials (7.3%)
	Marsh &
	McLennan Cos. Inc.	4,255,400	144,386
	CharlesSchwab Corp.	4,400,000	56,276
*	Berkshire Hathaway Inc.
	Class B	545,000	48,069
	ChubbCorp.	600,000	45,768
	Willis Group Holdings plc	567,900	20,967
	Wells Fargo & Co.	450,000	15,538
	American Express Co.	108,300	6,158
	Progressive Corp.	200,000	4,148
	Comerica Inc.	36,000	1,118
			342,428
Health Care (29.9%)
	Amgen Inc.	3,601,900	303,712
	Roche Holding AG	1,106,400	206,948
	EliLilly & Co.	3,470,600	164,541
*	Biogen Idec Inc.	951,097	141,932
	Novartis AG ADR	2,286,350	140,062
	Medtronic Inc.	2,831,900	122,111
	Johnson & Johnson	1,699,850	117,137
	GlaxoSmithKlineplc ADR	1,457,000	67,372
	Abbott Laboratories	734,800	50,378
	Sanofi ADR	646,300	27,830
*	Waters Corp.	325,094	27,090
*	Boston Scientific Corp.	3,632,200	20,849
*	IlluminaInc.	203,200	9,794
	Agilent Technologies Inc.	70,000	2,691

15

PRIMECAP Core Fund

			Market
			Value
		Shares	($000)
	Stryker Corp.	45,500	2,533
*	Cerner Corp.	5,000	387
			1,405,367
Industrials (14.1%)
	Boeing Co.	1,496,600	104,193
	Honeywell
	International Inc.	1,390,100	83,058
	Southwest Airlines Co.	8,950,625	78,497
	United Parcel Service Inc.
	Class B	975,900	69,845
	FedEx Corp.	597,475	50,558
	Union Pacific Corp.	307,750	36,530
	ExpeditorsInternational of
	Washington Inc.	939,700	34,167
	Rockwell Automation Inc.	438,000	30,463
	C.H. Robinson
	Worldwide Inc.	515,950	30,209
	European Aeronautic
	Defence and Space Co.
	NV	867,350	27,491
	Norfolk Southern Corp.	314,000	19,980
^	RitchieBros
	Auctioneers Inc.	898,300	17,274
	Caterpillar Inc.	196,050	16,868
*	Babcock & Wilcox Co.	453,300	11,546
*	AECOM Technology Corp.	495,000	10,474
	Republic Services Inc.
	Class A	230,935	6,353
	IDEX Corp.	137,000	5,722
^	Canadian Pacific
	Railway Ltd.	63,030	5,225
	CSX Corp.	227,500	4,721
	Cummins Inc.	50,000	4,610
*	Delta Air Lines Inc.	440,000	4,030
*	United Continental
	Holdings Inc.	195,000	3,803
	Safran SA	100,000	3,597
	SPX Corp.	33,000	2,159
*	Jacobs Engineering
	Group Inc.	50,000	2,022
	ChicagoBridge &
	Iron Co. NV	30,000	1,143
			664,538
Information Technology (25.0%)
*	Google Inc. Class A	214,100	161,538
	Texas Instruments Inc.	3,776,700	104,048
	Intuit Inc.	1,612,500	94,944
	QUALCOMM Inc.	1,395,000	87,174
	MicrosoftCorp.	2,660,600	79,233
	Oracle Corp.	2,441,600	76,886
*	SanDisk Corp.	1,326,016	57,589
*	EMC Corp.	2,040,100	55,633
*	Flextronics
	International Ltd.	7,979,700	47,878

			Market
			Value
		Shares	($000)
	VisaInc. Class A	341,035	45,794
*	ElectronicArts Inc.	3,475,800	44,108
*	SymantecCorp.	2,263,500	40,743
	ASML Holding NV	654,800	35,150
	AlteraCorp.	950,000	32,286
	Intel Corp.	1,285,600	29,157
	Telefonaktiebolaget LM
	Ericsson ADR	2,554,800	23,325
	Applied Materials Inc.	1,951,000	21,783
	Accenture plc Class A	309,200	21,653
	KLA-TencorCorp.	434,600	20,733
	Corning Inc.	1,296,700	17,052
*	Adobe Systems Inc.	508,000	16,490
	Motorola Solutions Inc.	252,000	12,739
*	Research In Motion Ltd.	1,527,100	11,453
	Apple Inc.	17,000	11,343
*	NVIDIA Corp.	545,000	7,270
	Activision Blizzard Inc.	575,000	6,486
	CiscoSystems Inc.	300,000	5,727
	Mastercard Inc. Class A	8,300	3,747
	Hewlett-Packard Co.	197,000	3,361
	XilinxInc.	37,300	1,246
	Analog Devices Inc.	30,000	1,176
			1,177,745
Materials (4.5%)
	Monsanto Co.	772,350	70,299
	Potash Corp. of
	Saskatchewan Inc.	1,275,900	55,400
	Cabot Corp.	740,000	27,062
	Praxair Inc.	214,700	22,303
	Newmont Mining Corp.	286,300	16,036
	Greif Inc. Class A	130,000	5,743
	Dow Chemical Co.	130,000	3,765
	International Paper Co.	100,000	3,632
*	Crown Holdings Inc.	75,000	2,756
^	Greif Inc. Class B	36,500	1,805
	Kaiser Aluminum Corp.	10,000	584
			209,385
Telecommunication Services (0.1%)
*	Sprint Nextel Corp.	731,300	4,037

Utilities (0.8%)
	Public Service Enterprise
	Group Inc.	616,493	19,839
	ExelonCorp.	199,500	7,098
	NextEra Energy Inc.	56,700	3,988
*	AES Corp.	172,698	1,894
	Edison International	35,800	1,636
	FirstEnergyCorp.	22,000	970
			35,425
Total Common Stocks
(Cost $3,468,572)			4,637,225

16

PRIMECAP Core Fund

		Market
		Value
	Shares	($000)
Temporary Cash Investment (2.1%)
Money Market Fund (2.1%)
[1,2] Vanguard Market
Liquidity Fund, 0.163%
(Cost $96,629)	96,628,778	96,629
Total Investments (100.7%)
(Cost $3,565,201)		4,733,854
Other Assets and Liabilities (-0.7%)
Other Assets		17,587
Liabilities[2]		(49,043)
		(31,456)
Net Assets (100%)
Applicable to 313,906,748 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		4,702,398
Net Asset Value Per Share		$14.98

At September 30, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	3,410,647
Undistributed Net Investment Income	41,625
Accumulated Net Realized Gains	81,380
Unrealized Appreciation (Depreciation)
Investment Securities	1,168,653
Foreign Currencies	93
Net Assets	4,702,398

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $8,487,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $8,991,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

17

PRIMECAP Core Fund

Statement of Operations

Year Ended
September 30, 2012
($000)
Investment Income
Income
Dividends[1]	88,443
Interest[2]	172
Security Lending	417
Total Income	89,032
Expenses
Investment Advisory Fees—Note B	14,772
The Vanguard Group—Note C
Management and Administrative	7,956
Marketing and Distribution	826
Custodian Fees	88
Auditing Fees	26
Shareholders’ Reports	51
Trustees’ Fees and Expenses	9
Total Expenses	23,728
Net Investment Income	65,304
Realized Net Gain (Loss)
Investment Securities Sold	139,332
Foreign Currencies	(72)
Realized Net Gain (Loss)	139,260
Change in Unrealized Appreciation (Depreciation)
Investment Securities	735,739
Foreign Currencies	(112)
Change in Unrealized Appreciation (Depreciation)	735,627
Net Increase (Decrease) in Net Assets Resulting from Operations	940,191
1 Dividends are net of foreign withholding taxes of $2,852,000.
2 Interest income from an affiliated company of the fund was $172,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

PRIMECAP Core Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	65,304	50,863
Realized Net Gain (Loss)	139,260	98,546
Change in Unrealized Appreciation (Depreciation)	735,627	(127,844)
Net Increase (Decrease) in Net Assets Resulting from Operations	940,191	21,565
Distributions
Net Investment Income	(55,432)	(51,418)
Realized Capital Gain	—	—
Total Distributions	(55,432)	(51,418)
Capital Share Transactions
Issued	165,417	346,193
Issued in Lieu of Cash Distributions	49,692	46,358
Redeemed[1]	(742,140)	(587,212)
Net Increase (Decrease) from Capital Share Transactions	(527,031)	(194,661)
Total Increase (Decrease)	357,728	(224,514)
Net Assets
Beginning of Period	4,344,670	4,569,184
End of Period[2]	4,702,398	4,344,670

1 Net of redemption fees for fiscal 2012 and 2011 of $90,000 and $223,000, respectively. Effective May 23, 2012, the redemption fee was eliminated.
2 Net Assets—End of Period includes undistributed net investment income of $41,625,000 and $34,992,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

PRIMECAP Core Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$12.37	$12.51	$11.42	$11.41	$14.03
Investment Operations
Net Investment Income	.206	.145	.133[1]	.097	.138[2]
Net Realized and Unrealized Gain (Loss)
on Investments	2.567	(.143)	1.051	.030	(2.417)
Total from Investment Operations	2.773	.002	1.184	.127	(2.279)
Distributions
Dividends from Net Investment Income	(.163)	(.142)	(.094)	(.117)	(.110)
Distributions from Realized Capital Gains	—	—	—	—	(.231)
Total Distributions	(.163)	(.142)	(.094)	(.117)	(.341)
Net Asset Value, End of Period	$14.98	$12.37	$12.51	$11.42	$11.41

Total Return[3]	22.55%	-0.10%	10.39%	1.45%	-16.52%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,702	$4,345	$4,569	$4,245	$3,253
Ratio of Total Expenses to
Average Net Assets	0.50%	0.51%	0.51%	0.54%	0.50%
Ratio of Net Investment Income to
Average Net Assets	1.39%	1.01%	1.09%[1]	1.10%	1.12%[2]
Portfolio Turnover Rate	10%	9%	8%	5%	9%

1 Net investment income per share and the ratio of net investment income to average net assets include $.019 and 0.15%, respectively, resulting from a special dividend from Weyerhaeuser Co in July 2010.
2 Net investment income per share and the ratio of net investment income to average net assets include $.027 and 0.23%, respectively, resulting from a special dividend from ASML Holding NV in October 2007.
3 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

20

PRIMECAP Core Fund

Notes to Financial Statements

Vanguard PRIMECAP Core Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares prior to May 23, 2012, were credited to paid-in capital.

21

PRIMECAP Core Fund

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended September 30, 2012, the investment advisory fee represented an effective annual rate of 0.31% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2012, the fund had contributed capital of $670,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.27% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of September 30, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	4,399,189	238,036	—
Temporary Cash Investments	96,629	—	—
Total	4,495,818	238,036	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $3,167,000 from undistributed net investment income, and $4,108,000 from accumulated net realized gains, to paid-in capital

During the year ended September 30, 2012, the fund realized net foreign currency losses of $72,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

22

PRIMECAP Core Fund

The fund used capital loss carryforwards of $53,326,000 to offset taxable capital gains realized during the year ended September 30, 2012, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at September 30, 2012, the fund had $48,460,000 of ordinary income and $81,378,000 of long-term capital gains available for distribution.

At September 30, 2012, the cost of investment securities for tax purposes was $3,565,201,000.

Net unrealized appreciation of investment securities for tax purposes was $1,168,653,000, consisting of unrealized gains of $1,354,336,000 on securities that had risen in value since their purchase and $185,683,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2012, the fund purchased $461,581,000 of investment securities and sold $925,119,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended September 30,
	2012	2011
	Shares	Shares
	(000)	(000)
Issued	11,732	24,985
Issued in Lieu of Cash Distributions	3,662	3,372
Redeemed	(52,603)	(42,610)
Net Increase (Decrease) in Shares Outstanding	(37,209)	(14,253)

H. In preparing the financial statements as of September 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

23

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Fenway Funds and the Shareholders of the Vanguard PRIMECAP Core Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Vanguard PRIMECAP Core Fund (constituting a separate portfolio of Vanguard Fenway Funds, hereafter referred to as the “Fund”) at September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 9, 2012

Special 2012 tax information (unaudited) for Vanguard PRIMECAP Core Fund

This information for the fiscal year ended September 30, 2012, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $55,432,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

24

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2012. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: PRIMECAP Core Fund
Periods Ended September 30, 2012
			Since
	One	Five	Inception
	Year	Years	(12/9/2004)
Returns Before Taxes	22.55%	2.74%	6.57%
Returns After Taxes on Distributions	22.34	2.51	6.36
Returns After Taxes on Distributions and Sale of Fund Shares	14.91	2.29	5.69

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

26

Six Months Ended September 30, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
PRIMECAP Core Fund	3/31/2012	9/30/2012	Period
Based on Actual Fund Return	$1,000.00	$1,016.28	$2.53
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.56	2.54

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.50%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

27

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

28

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

29

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U.S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.

Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Director of SKF AB
(chemicals); Director of Tyco International, Ltd.	(industrial machinery), Hillenbrand, Inc. (specialized
(diversified manufacturing and services), Hewlett-	consumer services), the Lumina Foundation for
Packard Co. (electronic computer manufacturing),

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Michael S. Miller
Industries, Inc. (forklift trucks/housewares/lignite);	Kathleen C. Gubanich	James M. Norris
Director of Goodrich Corporation (industrial products/	Paul A. Heller	Glenn W. Reed
aircraft systems and services) and the National	Martha G. King	George U. Sauter
Association of Manufacturers; Chairman of the Board	Chris D. McIsaac
of the Federal Reserve Bank of Cleveland and of
University Hospitals of Cleveland; Advisory Chairman	Chairman Emeritus and Senior Advisor
of the Board of The Cleveland Museum of Art.
John J. Brennan
Peter F. Volanakis	Chairman, 1996–2009
Born 1955. Trustee Since July 2009. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Founder
of SPX Corporation (multi-industry manufacturing);	John C. Bogle
Overseer of the Amos Tuck School of Business	Chairman and Chief Executive Officer, 1974–1996
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q12200 112012

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2012: $82,000
Fiscal Year Ended September 30, 2011: $80,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2012: $4,809,780
Fiscal Year Ended September 30, 2011: $3,978,540

(b) Audit-Related Fees.

Fiscal Year Ended September 30, 2012: $1,812,565
Fiscal Year Ended September 30, 2011: $1,341,750

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended September 30, 2012: $490,518
Fiscal Year Ended September 30, 2011: $373,830

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended September 30, 2012: $16,000
Fiscal Year Ended September 30, 2011: $16,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2012: $506,518
Fiscal Year Ended September 30, 2011: $389,830

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated
Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FENWAY FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 16, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FENWAY FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 16, 2012

VANGUARD FENWAY FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: November 16, 2012

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number 2-11444, Incorporated by Reference.